Exhibit 10.8

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.MASTER SERVICES AGREEMENT

MASTER SERVICES AGREEMENT

This MASTER SERVICES AGREEMENT (the “Agreement”) is entered into effective as of March 2, 2009 (“Effective Date”) by and between SVTC TECHNOLOGIES, LLC, a Delaware limited liability company, with principal offices at 3901 North First Street, San Jose, CA 95134, USA, (“SVTC”) and BioNanomatrix, Inc., a Delaware Corporation, with principal offices located at 3701 Market St, 4th Floor, Philadelphia, Pennsylvania 19104, USA (“Customer”).

RECITALS

WHEREAS, SVTC including its facilities located in San Jose, CA and Austin, TX, own and operate semiconductor manufacturing, research and development facilities, offers semiconductor-process engineering development and related services, and also licenses related intellectual property; and,

WHEREAS, Customer desires to engage SVTC to provide certain of the above services or to licenses SVTC intellectual property, NOW THEREFORE, for valuable consideration, the parties hereby agree as follows:
1.DEFINITIONS

1.1“Affiliate” shall mean any entity that controls, is controlled by or is under common control with SVTC or Customer. For purposes of this definition, “control” shall mean beneficial ownership of (i) more than fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); or (ii) such lesser percentage as is the maximum control or ownership right permitted in the country where the subject entity exists. A “Wholly Owned Affiliate” shall mean an entity that is at least eighty percent (80%) controlled by a party to this Agreement.

1.2“Confidential Information” shall mean information that is disclosed between the parties under this Agreement conspicuously marked or confirmed in writing if oral, that the disclosure is confidential, including the disclosure of any Technology, intellectual property or other documentation or any product plans, business, financial or personnel information. “Confidential Information” shall not include information which: (i) is publicly disclosed by the receiving party with the prior written approval of the disclosing party; (ii) is independently developed by the receiving party without use of the disclosing party’s Confidential Information; (iii) is intentionally disclosed by the disclosing party to a third party without restriction on disclosure; (iv) is rightfully received by the receiving party from a third party without a duty of confidentiality; or (v) is disclosed pursuant to any judicial or governmental order, provided that the receiving party gives the disclosing party sufficient prior written notice to contest such order.

1.3“Customer Personnel” shall mean all employees, contractors, agents and any others brought onto SVTC premises by or at the behest of Customer, who are therefore subject to provisions of this Agreement.

1.4“Intellectual Property Rights” shall mean those rights emanating from forms of intellectual property as defined by applicable laws including any or all of the following and all rights in, arising out of, or associated therewith: (i) all patent rights and all reissues, renewals, re-examinations, continuations, continuations in part, divisions and extensions thereof or foreign counterparts thereto, and all applications for any of the foregoing; (ii) all trade secrets and other rights in know-how and confidential or proprietary information; (iii) all copyrights, copyrights registrations and related applications and all other rights in or to works of authorship corresponding thereto throughout the world; (iv) all mask works, mask work registrations and applications, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology; (v) all trademarks, service marks, trade names, service names, trade dress, domain names and similar rights; and (vi) any corresponding or equivalent rights to any of the foregoing now known or hereafter recognized anywhere in the world.

BioNanomatrix MSA462393-001

1.5“Line” or “Pilot Line” shall mean semiconductor wafer processing facilities, which also may be referred to as the “fab” or “foundry” and that are operated by SVTC.

1.6“Start Date” shall mean the mutually agreed date that SVTC will begin providing services under this Agreement and the attached Schedules.

1.7“Schedule” means one or more documents attached to this Agreement, spelling out the details of Customer projects and the specific terms and conditions that will apply to the provision of SVTC services for those projects; exhibits may be attached to Schedules. By way of example, A “Statement of Work” or “Scope of Work” or “SOW” may be attached.

1.8“SVTC Personnel” shall mean all employees, contractors or agents of SVTC.

1.9“Technology” means embodiments of Intellectual Property Rights, whether in electronic, written or other media, including technical documentation, specifications, designs, bills of material, build instructions, test reports, schematics, algorithms, user interfaces, routines, formulae, process libraries or recipe books, test vectors, IP cores, net lists, photomasks, reticles, databases, lab notebooks, processes, prototypes, samples, studies, wafers, chips, know-how, or other works of authorship.

1.10“Term” means the period commencing on the Effective Date and ending on the date that this Agreement expires or is terminated.

2.SERVICES AND SUPPORT

1.1Services. SVTC will provide Customer the services described in Schedules and other attachments to this Agreement, which are incorporated by reference. In the event of a conflict between the terms and conditions of any attachment and this Agreement, the terms and conditions of this Agreement shall govern unless explicitly superseded in such attachment.

1.2Premises Support for Customer Personnel. Customer may request support or facilities for Customer Personnel on SVTC premises such as that provided to Resident Partner customers, as defined and described in applicable attachments. Unless agreed in writing otherwise, SVTC shall not make available for Customer, clerical, administrative or infrastructure support or any physical space on its premises.

1.3Equipment. Except as otherwise set forth herein or in a Schedule, as between the parties, SVTC will own all equipment in the fab or elsewhere on SVTC’s premises and Customer will acquire no rights or interest in or to any equipment at SVTC premises as a result of this Agreement. If it is agreed in an attachment that Customer may bring equipment into the fab or elsewhere on SVTC premises, whether to be operated by SVTC or by Customer, such equipment must be pre-approved by SVTC, is subject to being located or relocated during the term of this Agreement if required by SVTC, and must be promptly removed on the termination of this Agreement. Customer shall have no right to any particular space on the premises and the space that is assigned may expand or contract as required or as mutually agreed for specific projects pursuant to this Agreement.

1.4Legal Status While On Premises. The legal status of Customer Personnel while on SVTC premises is that of an invitee. In the event that any individual who is an employee of Customer, or anyone else who is on the SVTC premises at the invitation of Customer, fails to comply with the safety, security, confidentiality, or other applicable conditions in this Agreement, its attachments, or in other mutually agreed documents, then SVTC may order such individuals off the premises and their continued presence will be considered that of a trespasser.

1.5Wafer/Silicon Reclamation and Recycling. SVTC supports the reclamation and recycling of discarded wafers and scrap silicon. If applicable to Customer, it is acknowledged that if any is not removed by Customer, it will be destroyed, reclaimed, or recycled at SVTC’s sole discretion.

BioNanomatrix MSA462393-001

1.6Hazardous Materials. No hazardous or toxic materials may be brought onto SVTC premises without SVTC’s prior written consent. All materials to be used in the fab, whether or not toxic or otherwise hazardous, must be pre-approved by SVTC.

3.CUSTOMER PAYMENT ARRANGEMENTS

1.1Fees and Costs. All information on prices, fees, and costs to be paid by Customer shall be listed in attached Schedule[s]. Unless otherwise specifically stated in the applicable Schedule, the payment terms shall be as described below in Section 3.4.

1.2Taxes. All fees stated herein or otherwise provided by SVTC pursuant to this Agreement are exclusive of taxes. Customer shall be responsible for and shall pay any applicable sales, use, excise, withholding or similar taxes, including value added taxes (VAT) and customs duties, that may be due for the provision of services and licenses under this Agreement, or for the purchase of wafers or other deliverables hereunder, excluding any taxes based on SVTC’s net income. Customer will make all payments hereunder free and clear of, and without reduction for, any withholding taxes; any such taxes imposed on payments of the fees to SVTC will be Customer’s sole responsibility. Customer will provide SVTC with official receipts issued by the appropriate taxing authority, or such other evidence as SVTC may reasonably request, to establish that such taxes have been paid. No tax shall be billed to Customer if Customer provides SVTC with either (i) an exemption certificate provided in good faith and in accordance with applicable law, or (ii) a direct pay permit number provided in accordance with applicable law.

1.3Extraordinary Expenses. To the extent that Customer intends to use raw materials that are different or more expensive than those used by SVTC, or to take any other action that it or SVTC expects (or should expect in the exercise of prudent technical and commercial judgment) will increase expenses above those in the normal course (any expense so incurred, an “Extraordinary Expense”), SVTC will invoice Customer in accordance with Section 3.4 or as otherwise specified in the applicable Schedule. Extraordinary Expenses will not be incurred without the prior written approval of Customer, and no activities that might result in such Extraordinary Expenses will be conducted by SVTC absent Customer’s agreement to bear such Extraordinary Expenses.

1.4Payment Terms.

(a)Customer will be invoiced monthly for all services and deliverables provided by SVTC during the previous month. All other payments required hereunder shall be invoiced on a monthly basis at the beginning of each calendar month and shall be paid within […***…]. Each SVTC invoice hereunder shall be accompanied by a detailed report containing supporting information, as Customer may reasonably request, used to determine the amounts due hereunder.

(b)Except as may be agreed otherwise in writing, all payments due to SVTC under this Agreement shall be made by bank wire transfer to a designated bank account. All payments shall be made in U.S. dollars unless otherwise agreed by the parties. If any payments are more than […***…] late, Customer will pay SVTC, in addition to any other remedies that may be available to SVTC, a late payment of the lower of […***…] per month or the highest rate allowed by law for all past due amounts until paid.

4.INTELLECTUAL PROPERTY RIGHTS

1.1Joint Development. Unless otherwise expressly set forth in a Schedule attached hereto, SVTC and Customer do not plan any joint development at the time of this Agreement. Any joint development activities intended by the parties must be agreed to in writing and ownership of any resulting Technology and Intellectual Property Rights shall be as set forth therein. If Technology and Intellectual Property Rights are created or invented jointly, unless expressly agreed in writing otherwise, such Technology and Intellectual Property Rights shall be jointly owned in accordance with US intellectual property laws but without any right of accounting, except that it is agreed that any jointly created patent improvements or copyright derivatives shall be assigned to the owner of the underlying Technology.

BioNanomatrix MSA462393-001
1.2New Technology and Related Intellectual Property Rights. Any Technology and related Intellectual Property Rights, invented, created, or authored solely or independently by either party shall be owned by that party, except that it is agreed that all rights in any patent improvements or copyright derivatives to the other party’s Technology shall be assigned to the other party subject to a license back for use solely in connection with the purposes of this Agreement. The creating party agrees to promptly notify the other party and to cooperate in any government filings undertaken.

1.3Pre-existing Technology and Ownership. Any Technology and any related Intellectual Property Rights, pre-existing this Agreement shall stay with the owning party and is no ownership rights are assigned or otherwise transferred by this Agreement, save and except for license rights granted by each party to the other necessary to perform the obligations of this Agreement or as otherwise provided in section 5, below. For purposes of clarity, SVTC agrees that the chip design, composition, layout, topology, fabrication process flow, process selection and material selection described in Exhibit D is Customer Technology and all related Intellectual Property is the property of the Customer.

1.4Trade Secrecy. SVTC shall treat all knowledge of Customer’s projects and development work pursuant to this Agreement, including by way of example process flows and recipes, whether or not subject to protection under other intellectual property laws, as Customer’s trade secrets subject to the confidentiality provisions of section 10, below, and/or other agreements between the parties; SVTC agrees to scrupulously prevent other customers of SVTC or third parties from gaining knowledge of such Customer trade secrets.

1.5Intellectual Property Prosecution. To avoid a flawed prosecution, Customer agrees that if it decides to file for a patent or to otherwise perfect ownership through any other government registration for Technology created pursuant to the performance of this Agreement that is related to or is an improvement of SVTC Technology, Customer agrees to notify SVTC before filing to confirm whether the subject matter of the intended filing has not previously become part of SVTC’s intellectual property program or whether it has been previously disclosed by SVTC to other customers or is already intellectual property owned by others.

5.LICENSES

1.1License from Customer. Customer grants no rights to SVTC except for a non-exclusive, non-transferable, royalty-free license under Customer’s applicable Intellectual Property Rights, to use any of Customer’s Technology, products or processes as necessary for SVTC to provide the services requested by Customer pursuant to this Agreement, for the purposes of this Agreement.

1.2License from SVTC. Subject to the terms and conditions of this Agreement, SVTC grants Customer a non-exclusive, perpetual, irrevocable, royalty free and paid up right and license, under all applicable SVTC Intellectual Property Rights (including any Technology developed by SVTC pursuant to activities under this Agreement) (the “Licensed Technology”) for the manufacture of Customer’s products (including any unique equipment configurations and modifications used therein and any unique semiconductor or integrated circuit structures resulting from such modules). Subject to the terms and conditions set forth herein, such right and license shall include (i) the right to have Customer products made by third party manufacturers, and (ii) the right to sublicense such rights to third parties solely as a part of a license to such party for the manufacture of a Customer product.

1.3No Other Rights. Except as expressly provided in this Section or the applicable Schedule, neither party grants to the other party any license, right, title or interest in or to any Intellectual Property Rights or Technology, whether by implication, estoppel or otherwise. All rights not specifically granted herein are reserved by the Party owning the respective Technology and Intellectual Property Rights.

BioNanomatrix MSA462393-001

6.INDEMNIFICATION

1.1SVTC Indemnification Obligations. SVTC shall defend, indemnify, and hold Customer harmless from and against any claim of liability, loss, damage, cost or expense (including reasonable attorneys’ fees and other legal expenses) (collectively, “Losses”) resulting from any third party claim that (i) is based upon any act or omission of SVTC or any SVTC Personnel, (ii) based upon any material breach by SVTC of any obligation imposed by this Agreement (iii) use of Customer equipment by SVTC Personnel or (iv) Licensed Technology infringes or misappropriates the Intellectual Property Rights of any third party. This indemnity shall not apply to the extent that any such claim is based upon (i) modification to the Licensed Technology made by or on behalf of Customer, (ii) Customer’s use of the Licensed Technology outside of the scope of the license granted pursuant to this Agreement, or (iii) a claim that is subject to Customer’s indemnification obligations pursuant to Section 7.2. SVTC’s obligation under this paragraph shall expire as to any claim that Customer has not provided written notification of to SVTC within one year after receipt by Customer or becomes known by Customer.

1.2Customer Indemnification Obligations. Customer shall defend, indemnify, and hold SVTC or any Affiliate of SVTC harmless from and against any Losses (as defined in the preceding paragraph) resulting from any third party claim (i) that any Customer Personnel is an employee of SVTC (such Losses including any employee benefit that any such person claims to be entitled to from SVTC as an employee of SVTC), (ii) based upon any act or omission of any Customer Personnel (such Losses including but not limited to any fire or other catastrophic loss to the Line or any significant portion of the Line that is attributable to any such act or omission), (iii) based upon any breach by Customer or any Customer Personnel of any obligation imposed by this Agreement, (iv) relating to Customer equipment in the event that customer equipment fails to perform as designed, (v) relating to Customer’s implementation or use of Customer’s Technology at the SVTC premises, including claims related to bodily injury, damage or loss of tangible property, and (vi) that Customer equipment, Customer processes or Customer Technology infringes or misappropriates the Intellectual Property Rights of any third party. Customer shall not be obligated to defend, indemnify, or hold SVTC harmless to the extent that any such claim is based upon a modification to the Customer equipment or Customer’s Technology made by SVTC, if such modification was not made at the instruction or on behalf of Customer. Customer’s obligation under this paragraph shall expire as to any claim that SVTC has not provided written notification of to Customer within one year after receipt by SVTC or becomes known by SVTC.

1.3Procedure. Each party seeking indemnification under this Section 6 (i) agrees to provide the indemnifying party prompt written notice of an indemnifiable claim, (ii) agrees to provide control of the defense or settlement of such claim to the indemnifying Party, provided that the indemnifying party shall not settle or compromise a claim in a manner that does not unconditionally release the indemnified party from liability and that does not adversely affect the Intellectual Property Rights owned by the indemnified party unless the indemnifying party obtains the indemnified party’s prior written consent; and (iii) agrees to provide assistance in the defense or settlement of a claim at the indemnifying Party’s request and reasonable expense.

1.4Insurance. During the term of this Agreement, each party will, for its respective liability, secure and maintain a comprehensive general liability insurance policy providing sufficient coverage for personal injury (including as a result of product liability) and property damage, at the level as is usual and customary in the industry to procure, provided, that in the event that Customer Personnel is actually working on the Line and using SVTC equipment, then such insurance shall be in accordance with Exhibit C.

7.REPRESENTATIONS AND WARRANTIES

1.1SVTC Limited Warranties. SVTC represents and warrants that (i) SVTC has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) SVTC has not previously granted and will not grant any rights that prevent SVTC from fulfilling its obligations under this Agreement; and (iii) SVTC will comply with all applicable laws and regulations in connection with its performance under this Agreement. SVTC warrants that it will use commercially reasonable efforts to provide the services contracted for in this Agreement. Due to the research and development nature of the services to be provided, and in particular, any services that are novel or unprecedented, no warranty is offered or made that all services performed by SVTC will be successful or that the goals of the Customer will be achieved.

BioNanomatrix MSA462393-001

1.2Customer Limited Warranties. Customer represents and warrants that (i) Customer has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) Customer has not previously granted and will not grant any rights that prevent Customer from fulfilling its obligations under this Agreement; and (iii) Customer will comply with all applicable laws and regulations in connection with its performance under this Agreement. Customer warrants that it has fully disclosed information to SVTC in advance regarding any hazardous or toxic materials. Customer further warrants that none of the wafers or other materials processed by SVTC will be used in or on human subjects, experimental or otherwise, without SVTC’s prior written consent.

1.3Disclaimer of Warranties. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT OR IN A SCHEDULE ATTACHED HERETO, SVTC AND CUSTOMER EACH EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS, WARRANTIES OR CONDITIONS, RELATING TO ANY TECHNOLOGY OR SERVICES PROVIDED UNDER THIS AGREEMENT, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.LIMITATION ON LIABILITY

1.1Damages Waiver. EXCEPT FOR THE BREACH OF A CONFIDENTIALITY OBLIGATION, AND EXCEPT FOR AN INDEMNIFICATION OBLIGATION UNDER THIS AGREEMENT, AND EXCEPT FOR MISCONDUCT OR NEGLIGENT ACTS OF CUSTOMER PERSONNEL THAT INTERFERE WITH THE NORMAL OPERATIONS OF THE FAB, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, OR TO ANY THIRD PARTY CLAIMING THROUGH OR UNDER SUCH PARTY, FOR ANY LOST PROFITS, LOSS OF DATA, EQUIPMENT DOWNTIME OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

1.2Liability Cap. EXCEPT FOR CLAIMS BASED ON BREACHES OF A CONFIDENTIALITY OBLIGATION, AND EXCEPT FOR AN INDEMNIFICATION OBLIGATION UNDER THIS AGREEMENT, , AND EXCEPT FOR MISCONDUCT OR NEGLIGENT ACTS OF CUSTOMER PERSONNEL THAT INTERFERE WITH THE NORMAL OPERATIONS OF THE FAB, IN THE EVENT THAT ANY LIABILITY IS IMPOSED ON EITHER PARTY HEREUNDER, THE AGGREGATE AMOUNTS PAYABLE BY EITHER PARTY TO THE OTHER BY REASON THEREOF SHALL NOT EXCEED THE AMOUNT PAID OR PAYABLE BY CUSTOMER TO SVTC DURING THE TWELVE (12) MONTHS PRECEDING THE CLAIM TO WHICH SUCH LIABILITY RELATES.

1.3Acknowledgement. Each party acknowledges that the foregoing limitations are an essential element of the Agreement between the parties and that in the absence of such limitations the pricing and other terms set forth in this Agreement would be substantially different. Customer acknowledges that the risk of its acts may interfere with the normal operations of the Line and that it has been advised to exercise special caution in its activities in the fab.

BioNanomatrix MSA462393-001

9.CONFIDENTIALITY

1.1Obligations. All Confidential Information exchanged between the parties pursuant to this Agreement shall not be disclosed by the recipient to anyone except its own employees, consultants or subcontractors or those of its Affiliates, who have a need to know such Confidential Information consistent with the purposes of this Agreement and who have been advised of the confidential nature and who have been contractually obligated to observe the terms and conditions hereof; nor shall Confidential Information be used by the receiving party for any purpose other than exercising its rights or fulfilling its obligations under this Agreement. Parties shall not disclose confidential information of third parties without the owner’s prior consent. Parties shall at all times and notwithstanding any termination or expiration of this Agreement hold received Confidential Information in strict confidence with at least the degree of care it uses for its own confidential information and with not less than a legally reasonable degree of care. Recipient’s obligations to maintain confidentiality shall survive termination of the Agreement and shall be binding upon the Recipient’s heirs, successors and assigns. Upon request of the disclosing party, copies and embodiments of the disclosing party’s Confidential Information shall be promptly returned to the disclosing party by the receiving party, unless such copies are required to fulfill the terms of this Agreement. Upon termination of this Agreement for any reason, each party shall promptly return to the other party all Confidential Information provided by the other party, including all copies, except that a receiving party may keep one copy solely for archival purposes. If either party becomes an unauthorized disclosure, even if not confirmed, it shall promptly notify the original disclosing party and promptly take reasonable actions to mitigate the effects of the unauthorized disclosure.

1.2Independent Development. The disclosing party acknowledges that the receiving party may currently or in the future be developing information internally, or receiving information from other parties, that is similar to provided Confidential Information. Nothing in this Agreement will prohibit the receiving party from developing or having developed for it products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information, provided that no Confidential Information is referenced, accessed or used and the receiving party does not violate its obligations under this Agreement. Parties shall have no obligation to limit or restrict the assignment of its employees or consultants as a result of their having had access to Confidential Information.

1.3Terms of Agreement; Publicity. Parties shall not to disclose to any third party the financial terms of this Agreement without the prior written consent of the other party, except to its advisors, independent accountants, investors and others on a need-to-know basis under circumstances that reasonably ensure confidentiality, or to the extent required by law. Any press release relating to this Agreement that is issued by one party and which mentions the other party shall be jointly released and mutually agreed upon by the parties or, if released by one party, approved by the other party. Notwithstanding the foregoing, SVTC may disclose that Customer is a customer of SVTC and Customer may disclose that it is a customer of SVTC. Notwithstanding the foregoing, either party may disclose the terms of this Agreement to existing or potential acquirers or merger candidates; investment bankers, existing or potential investors, venture capital firms or other financial institutions or investors solely for purposes of obtaining financing, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use no less stringent than those set forth in this Agreement.

10.NON-SOLICITATION

10.1 Non-solicitation. During the term of this Agreement and for one (1) year after expiration or termination of this Agreement, neither party shall, directly or indirectly, without the prior written consent of the other party solicit, encourage, or take any other action which is intended to induce or encourage, any employee of the other party to terminate his or her employment with the other party. Customer shall not directly or indirectly, without prior written consent of the other SVTC customer solicit, encourage, or take any other action that is intended to induce or encourage, any employee of another customer working on the SVTC premises to terminate his or her employment with the other customer.

11.TERM AND TERMINATION

1.1Initial Term. Unless terminated earlier pursuant to the terms and conditions of this Agreement, this Agreement shall commence on the Effective Date and shall remain in force for two (2) year(s) from the Start Date. The Agreement will automatically renew thereafter for additional one (1) year terms, unless either party notifies the other party in writing at least thirty (30) days prior to the expiration of the then-current term of its intent not to renew the Agreement for any further additional term.

BioNanomatrix MSA462393-001

1.2Early Termination

(a)Customer may terminate this Agreement or any Schedule after the Start Date upon giving SVTC at least thirty (30) days written notice. At the same time as giving notice of termination for convenience, SVTC shall invoice and Customer shall make a non-refundable payment to SVTC for all Services provided under this proposal up to and including the date of final termination net 30.

(b)Either party may terminate this Agreement upon written notice as set forth in Section 12.4 below in the event of a Force Majeure event.

1.3Termination for Breach. Either party to this Agreement may terminate this Agreement in the event the other Party materially breaches this Agreement and does not cure such breach within thirty (30) days after written notice thereof by the non-breaching party.

1.4Customer Equipment and Personnel. If applicable, then no later than the date of termination or expiration of this Agreement, Customer shall remove all of its equipment and shall cause all Customer Personnel to have removed all of their personal property from the SVTC premises. After that date, no such persons shall have any right to access the SVTC premises, except such reasonable access as SVTC and Customer shall agree in advance in writing in furtherance of the purposes hereof. Unless otherwise agreed, access badges and passwords will be disabled on the date of termination or expiration of this Agreement.

1.5Survival; Effect of Termination. Sections 1, 4, 5.2 (unless Customer materially breachs an obligation under this Agreement), 6, 7, 8, 9, 10 (for one year following expiration or termination of the Agreement), 11.5 and 12 shall survive any termination or expiration of this Agreement. Except for purposes of exercising continuing license rights hereunder, upon termination or expiration of this Agreement, each party shall return or destroy any Confidential Information of the other party then in its possession.

12.MISCELLANEOUS

1.1Governing Law. The rights and obligations of the parties under this Agreement shall not be governed by the provisions of the 1980 United Nations Convention on Contracts for the International Sale of Goods or the United Nations Convention on the Limitation Period in the International Sale of Goods, as amended. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without reference to conflicts of laws provisions.

1.2Assignment. This Agreement shall not be assigned by either party, whether voluntarily or involuntarily or by operation of law, in whole or in part, to any other entity without the prior written consent of the other party, which consent shall not unreasonably be withheld, conditioned or delayed. Notwithstanding the foregoing, either party may assign this Agreement to an Affiliate, without the other’s prior consent, subject to providing written notice of such assignment. Further, upon written notice to the other party, either party may assign this Agreement to a successor in interest, upon a merger, acquisition, reorganization, change of control, or sale of all or virtually all of the assets of the assigning party, and any such assignment shall not require the consent of the non-assigning party. Any assignment in violation of this Section 13.3 shall be null and void from the beginning, and shall be deemed a material breach of this Agreement.

1.4Force Majeure. Neither party shall be liable to the other in any way whatsoever for any failure or delay in performance of any of the obligations under this Agreement (other than obligations to make payment), arising out of any event or circumstance beyond the reasonable control of such party (including, war, rebellion, civil commotion, strikes, lock-outs or industrial disputes; fire, explosion, earthquake, acts of God, flood, drought or bad weather; the unavailability of deliveries, supplies, software, disks or other media or the requisitioning or other act or order by any government department, council or other constituted body). If either party’s performance is prevented by a force majeure event for a period of more than forty-five (45) days, the other party may terminate this Agreement without further obligation or liability, subject to any payment amounts due and payable immediately prior to the commencement of such force majeure event.

BioNanomatrix MSA462393-001

1.5Compliance with Law. In performing its duties under this Agreement, each party shall at all times comply with all applicable international, federal, state and local laws and shall not engage in any illegal or unethical practices. Without limiting any of the foregoing, each party agrees to comply with all applicable US and foreign export control laws and regulations.

1.6Waiver. Failure or neglect by either party to enforce at any time any of the provisions hereof shall not be construed nor shall be deemed to be a waiver of such party’s rights hereunder nor affect the validity of the whole or any part of this Agreement nor prejudice such party’s rights to take subsequent action.

1.7Independent Contractors. It is agreed and understood that neither party is the agent, representative or partner of the other and neither has the authority or power to bind or contract in the name of or to create any liability against the other party in any way or for any purpose. It is understood that each party is an independent contractor. Each party expressly reserves the right to enter other similar agreements with other parties on the same or on different terms.

1.8Notices. All notices, requests and other communications hereunder shall be in writing and shall be (a) personally delivered or (b) sent by facsimile and registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other party hereto:

To SVTC:

SVTC, LLC
3901 North First Street San Jose, CA 95134 Attn: […***…]
cc: Legal Department

To Customer:

BioNanomatrix, Inc.
3701 Market St, 4th Floor Philadelphia, PA 19104
Attn: Michael Boyce-Jacino, President and CEO

Notices shall be deemed received on the earlier of the following: (i) notices delivered by hand or sent by fax shall be deemed received the first business day following such delivery or sending; and (ii) notices which have been posted or sent via courier shall be deemed received on the date of the courier’s delivery receipt.

1.9Modification. No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by both parties hereto. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by both parties.

1.10Severability. In the event that any clause, sub-clause or other provision contained in this Agreement shall be determined by any competent authority to be invalid, unlawful or unenforceable to any extent, such clause, sub-clause or other provision shall to that extent be severed from the remaining clauses and provisions, or the remaining part of the clause in question, which shall continue to be valid and enforceable to the fullest extent permitted by law.

BioNanomatrix MSA462393-001
1.11Headings; Construction. The headings to the clauses, sub-clause and parts of this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The terms “this Agreement,” “hereof,” “hereunder” and any similar expressions refer to this Agreement and not to any particular Section or other portion hereof. The Parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, will be deemed to be followed by the words “without limitation.”

1.12Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

1.13Entire Agreement. This Agreement, together with the Schedules and any exhibits attached to the Schedules, listed below, all of which are hereby incorporated into this Agreement by reference, supersedes any arrangements, understandings, promises or agreements made or existing between the parties hereto prior to or simultaneously with this Agreement and constitutes the entire understanding between the parties hereto. It is acknowledged that the terms of this Agreement have been negotiated between the parties.

LIST OF ATTACHMENTS. Following is a list of attachments to this Agreement, including all Schedules and Exhibits. Each future added attachment must include a dated Amendment cover page or provision referencing this Agreement and must be executed by all parties.

Customer Managed Project Services Schedule Exhibit A - Proposal
Exhibit B - Equipment List

Exhibit C — Insurance Requirements

Exhibit D — […***…] — deliverables, timeline, details and specifications quoted are goals only and not binding on SVTC. Actual project work will be as specified in Exhibit A. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in duplicate originals as of the date first above written.

	SVTC Technologies, Inc.		BioNanomatrix, Inc.
Signature:	/s/ Jon Myers	Signature:	/s/ Michael Boyce-Jacino
Printed Name:	Jon Myers	Printed Name:	Michael Boyce-Jacino
Title:	Vice President, Global Sales	Title:	President & CEO
Date:	February 19, 2009	Date:	March 23, 2009

BioNanomatrix SCED462694

CUSTOMER MANAGED PROJECT SERVICES SCHEDULE

This Customer Managed Project Services Schedule (the “Schedule”) is entered into effective as of March , 2009 (“Effective Date”) between SVTC TECHNOLOGIES, LLC, and BioNanomatrix, Inc., (“Customer”) as an attachment to the Master Services Agreement (“Agreement”), between the parties, dated March 2, 2009. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement. All terms and conditions in this Schedule are in addition to the terms and conditions set forth in the Agreement. In the event of any conflict between the provisions of this Schedule and the Agreement, the Agreement shall govern unless explicitly superseded in this Schedule.

Customer desires access to the fab and other premises of SVTC in connection with the provision of services. Customer Personnel may operate SVTC equipment and have other capabilities as provided in this Schedule.

1.DEFINITIONS
1.1“Activity” or “Move” shall mean one wafer going through one semiconductor wafer production process step as delineated by SVTC in its normal operating practice. A semiconductor wafer production process step constitutes the actions performed and processes, procedures or associated equipment used in a single physical transformation of a wafer or one or more layers thereon, including: (i) […***…] (ii) […***…] (iii) […***…] (iv) […***…] (v) […***…]; and (vi) […***…].
1.2“Activity Allocation” shall mean the allocation of Activities set forth in Exhibit A attached hereto.
1.3“Customer Equipment” shall mean any equipment on the Line owned or installed by Customer and shall include any upgrades thereto.
1.4“Engineering Services” means services performed by SVTC’s personnel, agents or subcontractors.
1.5“Minimum Batch Size” shall mean the minimum total number of wafers in a Process Batch.
1.6“Moves per Inventory” or “M/I” is defined as the activities generated in a given day divided by the average Work In Progress (“WIP”) that is not on hold for engineering development or on problem lot for engineering evaluation.
1.7“Non-Hold WIP” shall mean semiconductor wafers that can be processed and are not subject to any move restrictions by Customer. The current standard procedure for calculating Non-Hold WIP is as follows:

Daily Required Non-Hold WIP =         […***…]     […***…]

1.8“Product” means a wafer manufactured by SVTC for Customer hereunder prior to qualification by Customer per Customer’s qualification specifications, excluding all Prototypes.

BioNanomatrix SCED462694

1.9“Prototype” means prototypes of Products provided to Customer by SVTC.
1.10“Problem Lot” means a Process Batch that is not moveable due to unforeseen issues that must be resolved by engineering.
1.11“Process Lot” or “Process Batch” shall mean a group of wafers that are processed together as a group.
1.12“Production Product” means products or wafers ordered by Customer after qualification and issuance of a prototype approval by Customer.
1.13“Standard Operating Procedure” or “SOP” shall mean SVTC’s then current standard administrative operating procedure, including the standard operating manual, specifications, and other applicable documentation,. . SVTC may update the SOP from time to time in its sole discretion.
1.14“Start-Up Costs” shall have the meaning set forth in Exhibit A and which may include a separate “Library Access Fees” for the applicable process libraries.
1.15“Wafer Starts” shall mean the number of new wafers that will be allowed.

2.PROCESS OPERATIONS
2.1Activity Allocation to Customer.

1.1.1SVTC will allocate Wafer Starts on a weekly basis and review and assign Activities on a daily basis, and shall provide the detail of its Activity Allocation in accordance with the process described in Exhibit A attached hereto.

1.1.2Subject to the terms and conditions set forth herein, the allocation of Activities to Customer will be made by SVTC in its sole discretion and in accordance with SVTC’s SOP for the allocation of Activities among SVTC’s Customers, provided, that allocation of Activities to Customer for a specific period of time shall not be less than the amount provided for such period in Exhibit A unless agreed to by Customer.

1.1.3Customer will have the responsibility for maintaining Customer’s Non-Hold WIP at levels defined by SVTC to ensure that it receives its Activity Allocation. SVTC will not be held accountable for Activity Allocations missed by Customer if Customer does not maintain the Non-Hold WIP level required by SVTC. The current standard procedure for calculating Non-Hold WIP is as set forth in this Schedule A, Section 1.7, above.

1.1.4The minimum Process Batch size is […***…] wafers for wafers in the Pre-Prototype, Prototype and Production product Phases. Any process batch that is smaller than […***…] wafers will be charged as if […***…] wafers are in the Process Batch, thus the minimum Activity charge is […***…] for any step. The Maximum Process Batch size is […***…].

2.2Carry-forward. If for any reason whatsoever Customer does not use Activities or engineering hours allocate to the Customer for the project (as defined in Exhibit A), Customer shall have the right to carry forward either the total unused Activities and total unused engineering hours, or up to […***…] Activity and engineering hour Allocation (as defined in Exhibit A), whichever is less, for a period of up to […***…] beyond the termination date of the Agreement. If the Carry Forward is not used within the […***…], any residual of the Carry Forward Allocation will terminate.

2.3Additional Allocations. Customer may request to increase its Activity Allocation upon thirty (30) days’ prior written notice. Customer may request an increase in its Activity Allocation only up to an additional […***…] per fiscal quarter. Any increased Activity Allocation is subject to an increased payment as defined in attached Exhibits. Additional Allocations shall be provided at SVTC’s sole discretion.

BioNanomatrix SCED462694

3.PROCESS MANAGEMENT

3.1SVTC shall exercise day-to-day managerial authority over the semiconductor wafer fabrication facilities, referred to as the “Line,” including over the allocation of Activities and all aspects of the operation, development and planning of the Line, consistent with the provisions of this Agreement.

3.2Customer shall appoint employees with decision-making authority to an operating committee (“Operating Committee”) to work with SVTC. The Operating Committee shall meet in person or telephonically once every […***…] at a regularly scheduled time to review operational results and approve future operational matters, including changes to the Line operating procedures applicable to Customer; provided however, that SVTC shall retain ultimate control over any changes to the Line and its operating procedures. The Operating Committee shall attempt to resolve by good faith negotiations any operating disputes that arise with respect to the Line, or any other disputes arising under this Agreement, except as specifically set forth herein.

3.3SVTC will hold a daily Line operations meeting in which the daily Activities on the Line are reviewed, discussed and planned; a Customer representative is expected to attend all operations meetings.

3.4Customer shall submit for prior written approval to the Operating Committee or its designee, a list of all proposed operations, including all equipment intended to be used. Failure to adhere to the approved list may be considered grounds for termination as provided in Section 12.3 of the Master Services Agreement.

3.5SVTC shall have no liability nor be responsible for any costs or damages arising out of or related to the work of Customer Personnel including but not limited to results other than those desired by Customer in the wafers processed on the Line solely by Customer Personnel.

4.EQUIPMENT

4.1The Line. The Line is equipped to run various process technologies utilizing the equipment listed in Exhibit B. SVTC may update this list from time to time in its sole discretion.

4.2Equipment Ownership on the Line. Except as may otherwise agreed in writing between the parties, SVTC will own the Line including all its equipment and Intellectual Property Rights. Customer acknowledges that the Line including all of the equipment, is used by multiple customers and that Customer is obligated under this Schedule and the Agreement to avoid misusing any equipment, causing any damages, or causing Line operations to be interrupted.

4.2.1If Customer damages any equipment other than it own, Customer agrees to indemnify SVTC without limitation for the costs of repair, replacement, or extraordinary servicing.

4.2.2If Customer damages any equipment other than it own, or otherwise causes any disruption to the Line, and if the forgoing results in lost revenue to SVTC, or if claims are made against SVTC by other customers for delays attributable to Customer, then Customer agrees to indemnify SVTC without limitation for all such claims and lost revenue.

4.2.3Sections 4.2.1 and 4.2.2 shall not apply if Customer has strictly adhered to the operations approved by the Operating Committee, all Customer use of equipment was within normal or approved parameters, and all Customer Personnel involved had satisfactorily completed all required training.

4.2.4No Customer Personnel except those who have satisfactorily completed the required training to the satisfaction of SVTC, whether or not paid for, shall be allowed into the fab or to operate SVTC equipment; SVTC reserves the right at its sole discretion, to determine if Customer Personnel have achieved sufficient knowledge and understanding of the training materials to be considered having satisfactorily completed the training. If SVTC reasonably determines that someone needs more or retraining, it may require such training to allow continued access and use privileges.

BioNanomatrix SCED462694

4.3Customer Equipment.

1.1.1Upon Customer’s request, SVTC will, in its sole discretion, permit Customer to install Customer Equipment on SVTC premises. SVTC, in its sole discretion, may allow Customer to make modifications to the applicable SVTC premises reasonably necessary for the installation and operation of the Customer Equipment. Customer shall bear the responsibility and cost of such installation, project management and clean room rental. Customer shall pay the applicable taxing authority any tax invoice with respect to Customer Equipment. Customer shall also pay all costs to upgrade such Customer Equipment. Any such upgrade will be performed in accordance with Customer’s specifications, but all such specifications are subject to the pre-approval of SVTC in its sole discretion. Customer has the right to remove any Customer Equipment at any time, provided that the removal minimizes disturbance to the Line and is done with reasonable advance written notice to SVTC and solely at Customer’s expense. Without limiting the foregoing, Customer shall bear all costs of installation, deinstallation and removal of Customer Equipment and any damages resulting therefrom.

1.1.2Customer shall bear all costs associated with ownership of any Customer Equipment or upgrade, including all sales or use taxes or property taxes imposed on or otherwise determined on the basis of any such Customer Equipment or upgrade, and all insurance costs associated with any Customer Equipment.

1.1.3SVTC shall have no responsibility to Customer for loss or damage to any Customer Equipment unless such damage or loss is caused by SVTC. Customer shall be responsible for securing insurance for Customer Equipment on SVTC premises. Customer shall be responsible for installation, all maintenance and repairs for Customer Equipment unless stated otherwise. Customer shall be responsible for maintaining Customer Equipment at a satisfactory working level defined by the equipment manufacturers listed uptime and operational quality specifications.

1.1.4Customer shall allow SVTC access to Customer Equipment for safety and maintenance purposes as well as for other mutually agreed purposes. No SVTC Personnel except those who have satisfactorily completed the required training to the satisfaction of Customer, whether or not paid for, shall be allowed to operate Customer equipment; Customer reserves the right at its sole discretion, to determine if SVTC Personnel have achieved sufficient knowledge and understanding of the training materials to be considered having satisfactorily completed the training.

4.4Use of Equipment. All equipment listed in Exhibit B may be used in manufacturing the products of either Party without cost to Customer other than such amount payable under Section 4. Customer Equipment shall only be used to manufacture Customer products or otherwise for the benefit of Customer and for no other purpose except during instances in which SVTC is the user of such customer owned equipment.

4.5Access of Equipment. Customer shall not have access to equipment that is not included in Exhibit B under this Agreement unless the new equipment replaces a piece of equipment listed in Exhibit B or is otherwise added to Exhibit B by SVTC. Customer and SVTC may agree upon conditional access to SVTC-owned, non-replacement equipment as needed for newly added equipment.

4.6Maintenance Down Time. Although the Line generally operates 24/7/365, occasionally the Line must be shut down in whole or in part for maintenance. Customer will be given notice of planned shut-downs in advance. If there is an unplanned shut-down, as may happen if there is an event beyond SVTC’s control, SVTC will use commercially reasonable efforts to get the Line back up as soon as possible; Customer agrees that SVTC shall not be liable for any damages resulting from the aforementioned shut-downs.

BioNanomatrix SCED462694

5.EXPENSES

5.1Training. Included in the Start-Up Costs shall be the number of hours as defined in any Exhibits attached hereto for up to […***…] from the Start Date of SVTC Engineering Services to be used for equipment training, wafer management training and integration support. The number of Customer Personnel who will be trained and/or the number of hours allocated to training Customer Personnel is limited to that stated in the attachments, however, if Customer desires later to train a greater number than agreed, SVTC shall provide such training at an additional charge.

5.2Non-Recurring Engineering Expenses. After the initial set-up included in the Start-Up Costs, Customer will have the option to purchase from SVTC Engineering Services at a rate as defined in an attached Exhibits or in other documents attached to the Agreement such an Engineering Services Schedule. SVTC may increase the hourly rate from time to time in its sole discretion upon advance written notice. Customer understands that Engineering Services may not always be available due to staffing availability. The terms and conditions for such Engineering Services shall be set forth on a separate Schedule.

5.3Reticle and Analytical Laboratory Services Expenses. Customer will have the option to purchase photomasks or to have analytical laboratory services through SVTC’s approved vendors subject to specifically applicable terms and conditions.

5.4Payment Terms. Customer will be invoiced monthly based upon Activities allocated as described in Section 2.1. The invoice will be for at least the minimum number of Moves equal to the monthly Activity Allocation. If the actual Moves for the preceding month are more than the Activity Allocation, the total Moves will be invoiced. Each SVTC invoice hereunder shall be accompanied by a detailed report containing Activity Allocation, actual Moves, quantity of Moves invoiced and other payment due and payable. Payment obligations under this Schedule shall survive any termination or expiration of this Schedule.

6.PREMISES SERVICES, SECURITY AND SUPPORT

6.1Limited Support for Customer Personnel. Customer acknowledges that SVTC will not be providing support or facilities for Customer Personnel except as expressly set forth in the Agreement or it attachments, and in particular shall not make available clerical, administrative or technical support personnel other than for the limited purposes explicitly referred to herein. If requested by Customer for a designated number of Customer Personnel, and as agreed by SVTC, then in addition to cubicle or office space that may be made temporarily available to Customer Personnel, SVTC may make available office telephones and internet connectivity and may provide access to conference rooms (subject to allowing access to such rooms on an equal priority basis to other customers and SVTC needs), break rooms, printers, faxes, copiers, and equipment for engineering-only time for recipe development or optimization (subject to allowing access to such equipment to other SVTC customers as determined by SVTC in its reasonable judgment). SVTC will ensure that all Customer Personnel are provided prompt and unqualified access at all times to data and information residing on SVTC equipment and computers that is specific to Customer.

6.2Status of Personnel. Customer acknowledges that Customer is responsible for the activities of all Customer Personnel on the SVTC premises and to assure compliance with all SVTC rules and guidelines. Customer has an affirmative duty to inform all Customer Personnel, including but not limited to agents, contractors or employees of affiliates of Customer, of their obligations under this Agreement. Customer Personnel who are other than immediate employees of Customer, including but not limited to agents, contractors or employees of affiliates of Customer, shall not enter or work within SVTC fab facilities without SVTC’s prior written consent expressly naming each such individual.

BioNanomatrix SCED462694

6.3Security.

6.3.1Customer acknowledges that the security of SVTC’s facilities generally and of SVTC’s computer systems and networks in particular is of paramount importance to SVTC and to all of SVTC’s customers, including Customer. Customer Personnel are not authorized to enter any zone of SVTC’s facilities other than the SVTC premises specified in the applicable Schedule or the parking lot associated with such SVTC premises unaccompanied by an authorized employee of SVTC. For security purposes, SVTC will require each one of the Customer Personnel to wear a security badge at all times that each is on SVTC property and to conform with all site policies and procedures, as updated from time to time by SVTC in its sole discretion.

6.3.2Customer Personnel shall not access any SVTC computer or networking equipment except as agreed upon by SVTC on a case-by-case basis. If provided access, each one of the Customer Personnel shall be assigned his or her own individual password by SVTC in order to obtain any such access, and such individual may not share that password with any other Customer Personnel or others.

6.3.3SVTC shall keep and maintain logs of access to its network and systems by Customer Personnel, and in the event SVTC discovers that any Customer Personnel has gained unauthorized access to any portion of SVTC’s systems or network or has removed, used or disclosed any Confidential Information of SVTC or of any other SVTC customer, or if any Customer Personnel have otherwise failed to comply with SVTC’s site policies and procedures, such persons may immediately have their access badge and passwords canceled and may be physically barred from SVTC premises; such persons’ actions may be deemed a material breach of this Agreement by Customer.

6.4Safety. When using the SVTC premises, Customer shall at all times comply with all of SVTC’s environmental, health, security and safety site policies, procedures, and programs, and to ensure that all Customer Personnel also comply. SVTC will provide Customer copies of any such policies, as updated from time to time by SVTC in its sole discretion. It is Customer’s responsibility to understand all site policies, procedures and programs relating to site security, environmental protection, safety and health and to ensure that the Customer Personnel also understand and comply with such policies, procedures, and programs. This includes chemical handling, lock-out-tag-out, EHS and OHS safety rules, and use of safety gear. Customer also understands that all chemicals brought onto the SVTC premises or any SVTC location must be approved on a case-by-case basis by SVTC in advance in order to maintain compliance with local, state and federal codes. The foregoing does not limit Customer’s responsibility for compliance with all applicable law.

6.5Insurance. Customer represents that it has procured, and at all times during the Term shall maintain, levels of insurance as necessary or as may be specified by SVTC to cover the activities and obligations of Customer and Customer Personnel while working on the SVTC premises. Customer shall provide evidence of insurance to SVTC on the Effective Date of this Agreement, and at other times upon request by SVTC. Depending upon the nature of Customer’s activities on the premises, SVTC may require specific insurance levels and certificates in an attachment to this Agreement.

6.6Third-Party Materials and Information. Except as otherwise set forth herein, Customer shall not permit Customer Personnel, to knowingly use, remove or tamper with any equipment, materials or documents of other customers that may be on the SVTC premises.

BioNanomatrix SCED462694

7.ENGINEERING SERVICES

7.1Work. Customer may request advanced engineering services including but not limited process development. Depending upon the nature and complexity of the requested engineering services, additional documentation may be required such as an SOW, that would include the number and qualifications of the desired engineers, the period of time needed, and what type of work is desired. SVTC will provide a written quote or proposal for such services and if mutually agreed, a written confirmation will be provided. SVTC will use commercially reasonable efforts to render the mutually agreed services by the projected completion dates. The manner and means by which SVTC chooses to complete such services are in SVTC’s sole discretion and control. Unless otherwise agreed in writing, all SVTC engineering services pursuant to this section of the Schedule will be during its normal local weekday business hours (not fab hours); services required outside normal hours (including after hours weekdays and/or on weekends) shall be subject to SVTC staff availability and shall be charged at additional cost to Customer.

BioNanomatrix SCED462694

Exhibit A Commercial Terms
For BioNanomatrix, Inc.’s Nanochannel Array Development

START DATE: 04-07-2009    DURATION: Six (6) Months

SVTC proposes the date above on which SVTC will begin providing the following services under the Master Services Agreement (“Start Date”). Project Duration commences upon the (“Start Date”).

1.0 DESCRIPTION OF SERVICES:

SVTC shall provide access to SVTC’s Line for the defined Project Duration commencing upon the Start Date in order to process silicon wafers in support of BioNanomatrix, Inc.’s Nanochannel Array Development. SVTC will use manufacturing processes that exist or are being developed by BioNanomatrix, Inc., and BioNanomatrix, Inc. will be allocated a specific number of Activities, as well as other support and services, as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by BioNanomatrix, Inc., subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and equipment contributed by BioNanomatrix, Inc. using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

1.1SUMMARY OF SERVICES TO BE PROVIDED:
▪[…***…]
▪[…***…]
▪[…***…]
▪[…***…]
▪[…***…]

BioNanomatrix SCED462694

3.0 SVTC SERVICE FEES:
Development	Fees	Frequency
Fab Access	[…***…]	[…***…]

Activity Fee for activities in excess of the included 600 activities	[…***…]	[…***…]

Engineering Services - Fixed Fee Process Engineering Support	[…***…]	[…***…]

Engineering Services for hours exceeding contracted hours per quarter	[…***…]	[…***…]

Process Library Access	[…***…]	[…***…]

Mask Design Services (including reticles) - Estimate	[…***…]	[…***…]

Analytical Services - Estimate	[…***…]	[…***…]
Prototype Production	Fees	Frequency
Prototype production - 2 months estimated duration - […***…] Activities	[…***…]	[…***…]
- Excess Activities at […***…]
- Minimum lot: […***…]

Prototype production Engineering Support - 2 months	[…***…]	[…***…]
-[…***…]
- Excess Hours at […***…]
Volume Production	Fees	Frequency
Volume Production
- 101-200 wpm:	[…***…]	Per Wafer
- 201-300 wpm:	[…***…]	Per Wafer
- 301-400 wpm:	[…***…]	Per Wafer
- > 400 wpm:	[…***…]	Per Wafer

[…***…]
[…***…]
[…***…]

BioNanomatrix SCED462694

4.0 TERMS:
1)Not withstanding herein or within related agreements and documents, SVTC agrees that if for any reason whatsoever Customer does not use Activities or engineering hours allocate to the Customer for the project (as defined in Exhibit A), Customer shall have the right to carry forward either the total unused Activities and total unused engineering hours, or up to […***…] Activity and engineering hour Allocation (as defined in Exhibit A), whichever is less, for a period of up to […***…] beyond the termination date of the Agreement. If the Carry Forward is not used within the […***…], any residual of the Carry Forward Allocation will terminate.
EXHIBIT B

Equipment List — BioNanomatrix Vision Corporation

Table B1 — Equipment with Activity Multipliers and with Access Only Through SVTC Operation and/or Engineering — No Direct Hands-on Usage

[…***…]
Table B2, P1 — Equipment with Access Only Through SVTC Operation and/or Engineering
—No Direct Hands-on Usage
(Note – List includes tools both with and without activity multipliers.) […***…]
Table B2, P2 — Equipment with Access Only Through SVTC Operation and/or Engineering
—No Direct Hands-on Usage
(Note – List includes tools both with and without activity multipliers.)

[…***…]
Table B2, P3 — Equipment with Access Only Through SVTC Operation and/or Engineering
—No Direct Hands-on Usage
(Note – List includes tools both with and without activity multipliers.)

[…***…]
Table B2, P4 — Equipment with Access Only Through SVTC Operation and/or Engineering
—No Direct Hands-on Usage
(Note – List includes tools both with and without activity multipliers.)

[…***…]
Exhibit C

Insurance Requirements for SVTC Customers

Within the timeframe specified in the Agreement stating insurance requirements or when requested by SVTC, Customer must provide Certificates of Insurance verifying it has the following types of insurance (including an attachment specifying additional or named insureds and any waiver endorsements). If the Agreement requires limits other than those below, the limits stated in the Agreement shall supersede those below. Customer agrees to maintain all such applicable insurance during its operations at SVTC.

Note that the following insurance requirements apply only to Customers working on SVTC premises using SVTC equipment. If there will be no use of SVTC equipment, the below insurance requirements do not apply. If the nature of Customer’s work on SVTC premises changes during the term of the Agreement, the insurance requirements below may be imposed, waived or re-imposed. By way of example, if a customer desires access to the fabs but does not actually use the equipment , a lesser level of insurance may be acceptable, subject to the level being increased if the customer later starts directly using SVTC equipment.

Commercial General Liability Coverage: Policy must name SVTC, Technologies LLC., (“SVTC”), as an additional insured and include a waiver of subrogation in favor of SVTC; include Broad Form Property Damage, Blanket Contractual Liability (covering liability assumed by Supplier), Premises/Operations, and Products/Completed Operations.

$ […***…] General Aggregate
$ […***…] Products-Completed Operations Aggregate (as needed)
$ […***…] Personal & Advertising Injury $ 1,000,000 Each Occurrence
$ […***…] Fire Damage (Any one fire)
$ […***…] Medical Expense (any one person)

Excess/Umbrella Coverage: This policy must be in force in addition to the underlying coverage required above without any gaps and subject to all of the same requirements as the underlying coverage so that the total amount of insurance coverage (underlying plus umbrella) equals the following:

$ […***…] Each occurrence and general aggregate

BioNanomatrix
AMEND462693-001

AMENDMENT 1

This Amendment, (“Amendment”), dated July 13, 2009 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009, and Exhibit A - Commercial Terms dated April 7, 2009 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and BioNanomatrix, Inc. (“Company”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)Exhibit A states the Commercial Terms for development phase of the described six month Company project. Section 3.0 of Exhibit A states the Service Fees including the amount charged for Engineering Services which currently provides that Engineering Services hours in excess of […***…] will be billed at the rate of […***…].
2)It is hereby agreed to amend the forgoing language to provide that Engineering Services hours in excess of […***…] will be billed at the rate of […***…]. It is also agreed that this reduction only applies during the period of time ending September 25, 2009, when development is complete.

Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:    /s/ Brian A. Stein
Printed Name:    Brian A. Stein
Title:    CFO
Date:    October 2, 2009

Customer:    BioNanomatrix, Inc.

Signature:    /s/ Michael Boyce-Jacino
Printed Name:    Michael Boyce-Jacino
Title:    President and CEO
Date:

BioNanomatrix AMEND462693-002

AMENDMENT 2

This Amendment 2, (“Amendment”), dated October 21, 2009 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and BioNanomatrix, Inc. (“Company”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement, including section 11, shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The Agreement included an Exhibit A which included specific commercial terms to cover the development phase of the ongoing project. The services and charges in Exhibit A were for work during the six month period starting April 7, 2009. The parties are now ready to proceed to the next phase in the project . Note that an Amendment 1, dated July 13, 2009, was executed but is not relevant to this Amendment 2.
2)Pursuant to Section 2.1 of the SVTC Agreement, the SVTC Agreement is hereby amended to include attached Exhibit A2 describing services that will be provided by SVTC to Company for the next phase. SVTC will provide Company the services described in Exhibit A2 for the prices set forth therein, subject to any additional terms and conditions set forth therein. All work by SVTC for the project described in Exhibit A2 shall be pursuant only to the Agreement as amended herein, and not pursuant to any other agreements.

Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

Exhibit A2

(signatures on next page)

BioNanomatrix AMEND462693-002

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:    /s/ Brian A. Stein
Printed Name:    Brian A. Stein
Title:    CFO
Date:    10/23/09

Customer:    BioNanomatrix, Inc.

Signature:    /s/ Lorraine G. LoPresti
Printed Name:    Lorraine G. LoPresti
Title:    VP – Finance & Administration
Date:    10/22/2009

BioNanomatrix AMEND462693-002

Exhibit A2 Commercial Terms
For BioNanomatrix, Inc.’s Revised Nanochannel Array Development Project

START DATE: 10-19-2009    DURATION: Six (6) Months*

SVTC proposes the date above on which SVTC will begin providing the following services under the Agreement (“Start Date”). *Project Duration commences upon the (“Start Date”) and shall continue for six months unless extended as provide in section 6, 2), below.

1.0 DESCRIPTION OF SERVICES:

SVTC shall provide services for the defined Project Duration in order to develop and process experimental prototype silicon wafers in support of BioNanomatrix, Inc.’s Revised Nanochannel Array Development Project. SVTC will use manufacturing processes that are being developed and BioNanomatrix, Inc. will be allocated a specific number of Activities, as well as other support and services, as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by BioNanomatrix, Inc., subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and equipment contributed by BioNanomatrix, Inc. using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

1.2SUMMARY OF SERVICES TO BE PROVIDED:

▪Fab Services for experimental prototype wafers
▪Engineering Services
▪Process Library Access

3.0 SVTC SERVICE DEFINITIONS:

Fab Access Services:

1. […***…]
2. […***…]
3. […***…]
4. […***…]
5. […***…]
6. […***…]

BioNanomatrix AMEND462693-002

Engineering Services: (in addition to those included within the Activities pricing)

1.Contracted engineering time may be utilized for the following development tasks a. […***…]
b […***…] c. […***…]
d. […***…]
e. […***…]

2.These services are to be executed in collaboration with Company

Process Library Services:

1. […***…]

4.0 ADDITIONAL SERVICES:

Additional Services are subject to availability at SVTC’s sole discretion for additional fees

Reticles    […***…]
Analytical Services    […***…]

BioNanomatrix AMEND462693-002

5.0 SVTC ESTIMATED SERVICE FEES:
BioNanomatrix Fees Summary	Cal Q4’09	Cal Q1’10
[…***…]	[…***…]
[…***…] […***…]
[…***…]    […***…]
[…***…] […***…]
[…***…]    […***…]    […***…]
[…***…]

[…***…]	[…***…]	[…***…]
Total Revised Prototype Wafers	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
- […***…]
- […***…]
- […***…]
- […***…]
- […***…]

IP License Fee (actual - not estimated)	[…***…]	[…***…]
Total Alpha2 Development	[…***…]	[…***…]
Sub-Total (By Quarter)	[…***…]	[…***…]
TOTAL		[…***…]

BioNanomatrix AMEND462693-002

6.0 TERMS:
1)The project summary in Section 5.0 represents a non-binding total estimated project cost and timeline. However, the Minimum Financial Commitment Fee for the Duration is […***…]. As part of this Amendment, Company commits to have […***…] Prototype wafers constructed on the existing […***…] flow upon execution of this Amendment.
2)Fees for all services actually provided by SVTC to Company. shall be invoiced at the end of each SVTC fiscal month and payment shall be due within 30 days. IP License fees shall be billed at the end the first month of each quarter. Company will have the option to extend the Duration by up to three months, at the same rates as above, in the event that the above development services are not concluded within six months; to exercise the extension, Company must notify SVTC in writing at least thirty days prior to the end of the initial six month Duration. Should the extension occur, SVTC will waive the associated quarterly IP License fee for the extension.
3)All invoicing shall follow SVTC fiscal month start and end dates.
4)Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (“Additional Services) shall be made available at SVTC’s sole discretion and shall be agreed to in writing prior to being performed by SVTC. Company shall pay for all Additional Services per the terms of the Agreement, with rates fixed at […***…] and […***…].
5)No Company terms and conditions, including but not limited to any stated on Company’s Purchase Orders or other documents, shall apply to SVTC’s services.
6)Outsourcing charges for any outsourced steps are estimates only and may be subject to additional fees and/or outsource non-reoccurring engineering charges. If outsourcing occurs, […***…].

1.1LICENSED TECHNOLOGY:

The Services listed above and SVTC’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to Company under the terms, conditions and limitations of the Agreement, which shall override and supersede any terms and conditions in any Company provided documents.

BioNanomatrix AMEND462693-002

Table 1 Process Flows

[…***…]

BioNanomatrix AMEND462693-002

[…***…]

AMENDMENT 3
This Amendment 3, (“Amendment”), dated July 9, 2010 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and BioNanomatrix, Inc. (“Company”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)Previous draft of Amendment 3, dated in November, 2009, which was not finalized or executed, is superseded and replaced with this version of Amendment 3.
2)SVTC and Customer agree to again extend the expiration of the Commercial Terms in Exhibit A2 of Amendment 2 of the Agreement, which Customer previously extended, by exercising the option to extend the duration as stated in Section 6, sub-paragraph 2 of Exhibit A2, for a prior revised expiration date of July 19, 2010. By this Amendment the parties agree that the Commercial Terms in Exhibit A2 shall now extended to now expire on October 19, 2010.
3)SVTC agrees to […***…] for the duration of this extension.
4)During the duration of this extension SVTC shall invoice Customer at the end of each SVTC fiscal month for actual services provided and payment shall be due within 30 days.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:    /s/ Jeffrey E. Calvello
Printed Name:    ~~Brian A. Stein~~ JEFFREY E. CALVELLO
Title:    ~~Chief Financial Officer~~ CORPORATE CONTROLLER
Date:    July 20, 2010

Customer:    BioNanomatrix, Inc.

Signature:    /s/ Edward L. Erickson
Printed Name:    Edward L. Erickson
Title:    President & CEO
Date:    7/19/2010

AMENDMENT 4
This Amendment 4, (“Amendment”), dated September 23, 2010 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and BioNanomatrix, Inc. (“Company”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)    The Agreement is hereby amended to include attached Exhibit A4 describing services that will be provided by SVTC for Customer starting on the Effective Date. SVTC will provide Customer the services described in Exhibit A4 for the fees set forth therein, subject to any additional terms and conditions set forth therein. Starting ~~September 23~~, 2010, attached Exhibit A4, including the service and fee provisions therein, shall replace and supersede the provisions of prior Exhibit A2 to the Agreement in its entirety. October 15 JC LL

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:    /s/ Jeffrey E. Calvello
Printed Name:    ~~Brian A. Stein~~ JEFFREY E. CALVELLO
Title:    ~~Chief Financial Officer~~ CORPORATE CONTROLLER
Date:    10/20/2010

Customer:    BioNanomatrix, Inc.

Signature:    /s/ Lorraine G. LoPresti
Printed Name:    Lorraine G. LoPresti
Title:    VP – Finance & Admin, CFO
Date:    10/20/2010

Exhibit A4 Commercial Quotation
For BioNanomatrix, Inc.’s Alpha3.0 Technology

START DATE: 10-15-2010    DURATION: One (1) Year

SVTC proposes the date above on which SVTC will begin providing the following services under the Master Services Agreement (“Start Date”). Project Duration is the period of time for the project described in this Quotation.

1.0 DESCRIPTION OF SERVICES:

SVTC shall provide research and development services in support of BioNanomatrix, lnc.’s Alpha3.0 Technology. SVTC will start with semiconductor processes that exist or are being developed by BioNanomatrix, Inc., and will provide such research and development services, as well as other support as described herein (collectively, “Services”). SVTC shall use its best efforts, which shall be no less than commercially reasonable efforts, to perform the Services requested by BioNanomatrix, Inc.,in accordance with this Exhibit A4 subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

1.1SUMMARY OF SERVICES THAT MAY BE PROVIDED:

▪Fab Services
▪Engineering Services
▪Process Library Licenses

3.0 SVTC SERVICE DEFINITIONS:

Fab Access Services:

1. […***…]

2. […***…]

3. […***…]

4. […***…]

5. […***…]

6. […***…]

7. […***…]

Engineering Services: (Defined in the Agreement)
1.Contracted engineering time may be utilized for the following development tasks a. […***…]
b […***…] c. […***…]
d. […***…]
e. […***…]
f. […***…]

2.These services are to be executed in collaboration with customers direction and management

Library License Fee:
1. […***…]

4.0 ADDITIONAL SERVICES**:

Additional Training Services    [***]
Additional Cubicles & Lockable Office Space    Subject to availability priced upon request Reticles    [***]
Analytical Services    Full service capabilities available priced upon request

** Additional Services subject to availability

5.0 SVTC SERVICE FEE SCHEDULE:

Development Contract    Fees    Frequency
a)    Fab Services

[…***…]

* Actual spend rate is expected to exceed the minimum financial commit. Predicted run rate based on scope of work is between $175 and $225K per quarter

6.0 PILOT / LOW VOLUME PRODUCTION:
	Wafers per year	Activity Pricing
	100 – 1,200	[…***…]
	12,000 – 3,000	[…***…]
	> 3,000	[…***…]

•[…***…]

7.0 SCOPE OF WORK:

•Alpha2.0 Chip Development Requirements
•Remaining technical challenges:
•None; baseline process exists
•Estimated Scope:
•[…***…]
•[…***…]
•Alpha3.0 Chip Development Requirements:
•Remaining technical challenges
•[…***…]
•[…***…]
•[…***…]
•Estimated Scope:
•[…***…]
•[…***…]
•[…***…]
-    […***…]
•[…***…]
•Total Scope Estimate: […***…]

9.0 TERMS:

1)Actual usage shall be invoiced at the end of each SVTC fiscal month for actual activities or engineering hours used, due NET30 days. It is anticipated that actual spend rate will exceed the monthly minimum financial commitment. Minimum financial commitment shall be […***…], with a minimum of […***…]. Any adjustments to fulfill the contracted fee requirements shall be invoiced at the end of every six (6) month duration.
2)Product wafers will be ordered under this agreement, and will be invoiced upon shipment, and shall be included in the minimum financial commitment.
3)The first and last billing cycle fees and service quantities other than set up shall be prorated to the actual start date and then continue in accordance with SVTC’s fiscal calendar such that all invoicing shall follow SVTC fiscal month start and end dates.

1.1PRODUCT WAFER SPECIFICATIONS:

▪Production Wafer Specifications
•SVTC and BNM agree that at the conclusion of process verification of the Alpha2.0 chip, a robust, in-line test specification will be established to determine “good wafers”. It is expected that this specification will include top-down CD, profilometry for depth verification, and visual defect inspect. Actual criteria to be mutually agreed by SVTC and BNM.
•SVTC and BNM agree that at the conclusion of the Alpha3.0 technology development and process verification, a robust, in-line test specification will be established to determine “good wafers”. Specification requirements are yet to be determined, and will be mutually agreed by SVTC and BNM.
•It is the intent of SVTC and BNM to integrate the TSV module into the Alpha2.0 flow and eliminate the back-grind process. Once the TSV module is fully developed and the existing Alpha2.0 flow has been released, it is expected that the development required to integrate the two will be minimal. SVTC cannot predict the absolute effort required, as there is currently no data on which to base this conclusion. However, SVTC anticipates at least 2 lots of 6 wafers will be required for validation. SVTC will commit to complete this specific development at pilot production activity pricing, and at the least number of validation lots reasonable to mitigate the cost.

1.1SUPPLY CHAIN MANAGEMENT:
▪Supply Chain
•Incoming Material: SVTC will by the end of the second quarter of this contract, assume control of incoming supply chain, specifically silicon substrates and glass lid wafers. These materials will be added to monthly invoices with SVTC standard […***…] applied
•Packaging: SVTC will engage prospective packaging suppliers to develop an integrated solution for BNM. Once a viable technology demonstrator has been produced, SVTC will manage it as part of the integrated supply chain solution with a standard […***…]

12.0 STANDARD ANALYTICAL SERVICES PRICE LIST:

Note: Pricing listed is typical pricing per technique. Actual price will be determined following review of customer specific material and objectives and is subject to change.

SVTC Analytical Services	Price	Unit
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Each
[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	Quote	Each
[…***…]	[…***…]	1st Wafer
[…***…]	[…***…]	Additional Wafer
[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]
[…***…]	[…***…] Lot
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each

[…***…] […***…]

[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Lot
[…***…]	[…***…]	Each
[…***…]	[…***…]	Lot
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…] […***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Lot
[…***…]	[…***…]	Each
[…***…] […***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…] […***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour

[…***…] […***…]

[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Hour

[...***... ] […***…]

[…***…]

Hour

[…***…]
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Sample
[…***…]
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Each
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Each
[…***…]	[…***…]	Sample
[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	1st Wafer
[…***…]	[…***…]	Additional Wafer
[…***…]	[…***…]	Sample w/prep
[…***…]	[…***…]	Sample w-out prep
** Expedite Pricing Options Available for ALL Services Listed**

TERMS AND CONDITIONS FOR ANALYTICAL SERVICES

SVTC, LLC 3901 North First Street, San Jose, CA 95134

1.Except as otherwise agreed in writing by the parties, these Terms and Conditions shall govern analytical services provided to Customer by SVTC. These Terms and Conditions supersede all previous communications, representations, or agreements, either verbal or written, between the parties. The Parties also agree that these Terms and Conditions shall supersede additional, inconsistent or conflicting terms, whether printed or otherwise set forth in any purchase order or other documents provided by Customer to SVTC.

2.Services. SVTC agrees to perform the services described in the proposal/quotation to which these Terms and Conditions are attached. Unless specifically agreed, completion times are not assured. Unless otherwise agreed, SVTC will electronically transmit the results of the analytical services which constitute full performance of SVTC’s obligations.

3.Legal. This agreement shall be interpreted under the laws of the State of California. The invalidity or unenforceability, in whole or in part of any provision shall not affect the validity or enforceability of the remainder of the Terms and Conditions. Wavier by SVTC of any provision or of any breach by or obligation of the Customer shall not constitute a waiver of such provision on any other occasion or a waiver of any other breach by or obligation of the Customer. Modifications to this Agreement must be in writing and approved by authorities of the Parties.

4.Methodology. Customer acknowledges that unless otherwise agreed in writing, analytical services may be outsourced to subcontractors of SVTC at SVTC’s sole discretion. Industry standard methodologies will normally be used; however, SVTC reserves the right if necessary to deviate from standard methodologies. Customer shall provide a prior written disclosure of known or suspected hazards of toxicity and shall provide written instructions concerning handling. Customer warrants that all submissions will be packaged, labeled, transported and delivered in accordance with applicable laws. Customer will be responsible for disposal.

5.Warranty. SVTC warrants only that it will perform analytical services and prepare reports consistent with current generally accepted analytical laboratory principles and practices. No specific results are guaranteed. Preliminary results may be given in advance of a final report. If provided to Customer, preliminary results are subject to change and final review by SVTC and Customer’s use of preliminary results shall be at Customer’s risk. SVTC DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED.

6.Liability. Customer’s exclusive remedy in the event of a breach of this Agreement shall be that SVTC will repeat the services at its own expense, and SVTC shall have no other liability whatsoever. All claims shall be deemed waived unless made in writing and received by SVTC within sixty (60) days following completion of services. Results are provided only for the use of SVTC Customers. Customer shall indemnify SVTC from any claims by third parties arising out of or related to the services provided under this agreement. IN NO EVENT SHALL SVTC BE LIABLE TO CUSTOMER OR TO ANY THIRD PARTY CLAIMING THROUGH OR UNDER CUSTOMER FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY THEREOF IN THE EVENT THAT ANY LIABILITY IS IMPOSED ON SVTC HEREUNDER. AWARDED DAMAGES SHALL NOT EXCEED THE AMOUNT PAID OR PAYABLE BY CUSTOMER TO SVTC FOR THE SERVICE TO WHICH SUCH LIABILITY RELATES. Each party acknowledges that the foregoing limitations are an essential element of the Agreement and that in the absence of such limitations the pricing and other terms set forth in this Agreement would be substantially different.

7.Handling. SVTC shall have no responsibility or liability for the actions of any carrier or for delivery problems to or from SVTC. All shipment arrangements will be at Customer’s expense. If not picked up, submissions will be held for a limited time after which they will be destroyed unless otherwise agreed in writing. Disposal of hazardous materials is the responsibility of the Customer. SVTC reserves the right to refuse accept any submission if SVTC determines in its sole discretion, that a submission is of insufficient volume, or that it poses a risk due to health, safety, environmental or other factors, even if not a hazardous substance or notice was made by Customer.

8.Compensation. Services performed will be billed in the amounts quoted or as stated on applicable SVTC Fee Schedules. If Customer notified SVTC to terminate services prior to completion. Customer shall remain liable for all services performed prior to receipt of notice. Payment terms are stated on SVTC’s invoice. Unless stated, charges do not include any sales, use or other taxes that will be added to invoice prices if required. SVTC reserves the right to require payment prior to commencing services or release of data. Forensic testimony or other services not stated on the quotation are not included the services to be provided.

9.Intellectual Property. Customer’s proprietary data or information submitted by SVTC shall remain the Customer’s property. Upon satisfactory payment to SVTC for services provided, data or information generated by SVTC for the Customer shall be deemed the Customer’s property. SVTC or its subcontractors shall retain ownership of all analytical methods, protocols, and equipment. Without SVTC’s prior written consent, Customer shall not use SVTC’s or its subcontractor’s names or trademarks in any marketing or reporting materials, press releases or in any other manner and shall not attribute to SVTC any test result tolerance or specification derived from SVTC’s data.

AMENDMENT 5

This Amendment 5, (“Amendment”), dated September 26, 2011 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and BioNanomatrix, Inc. (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The Agreement is here by amended to include attached Exhibit A5 describing services that will be provided by SVTC for Customer starting on the effective Date. SVTC will provide to Customer the services described in Exhibit A5 for the fees set forth therein, subject to any additional terms and conditions set forth therein. Starting on September 26, 2011, attached Exhibit A5, including the service and fee provisions herein, shall replace and supersede the provisions of prior Exhibit A4 to the Agreement in its entirety.
2)SVTC and Customer also agree to extend the expiration of the Agreement itself from its current expiration date of March 02, 2012, so that the Agreement shall now expire on September 25, 2012 to coincide with the expiration of the Duration in Exhibit A5.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provisions referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:    /s/ Kevin Kassekert
Printed Name:    Kevin Kassekert
Title:    General Manager
Date:    9/22/11

Customer;    BioNanomatrix, Inc.

Signature:    /s/ R. Erik Holmlin
Printed Name:    R. Erik Holmlin
Title:    CEO
Date:    9/22/2011

Exhibit A5 Commercial Terms
For BioNanomatrix, Inc.’s Fluidics Chip Technology

START DATE: 09-26-2011    DURATION: One (1) Year

SVTC proposes the dale above on which SVTC will begin providing the following services under the Master Services Agreement (“Start Date”). Project Duration is the period of time for the project described in this Amendment.

1.0 DESCRIPTION OF SERVICES:

SVTC shall provide research and development services in support of Customer’s Fluidics Chip Technology. SVTC will start with semiconductor processes that exist or are being developed by Customer. and will provide other support as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by BioNanomatrix. Inc., subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

1.1SUMMARY OF SERVICES THAT MAY BE PROVIDED:

▪Fab Services
▪Engineering Services
▪Process Library Licenses

3.0 SVTC SERVICE DEFINITIONS:

Fab Services:

1. […***…]
2. […***…]
3. […***…]
4. […***…]
5. […***…]
6. […***…]

Engineering Services: (Defined in the Agreement)
1. Contracted engineering services may be utilized for the following developmental tasks a. […***…]
b. […***…]
c. […***…]
d. […***…]
e. […***…]
f. […***…]

Library License Fee:
1. […***…]

4.0 ADDITIONAL SERVICES** :

Reticles    […***…]
Analytical Services    […***…]
** Additional Services subject to availability

5.0 SVTC SERVICE FEE SCHEDULE:

Development Contract Fees Frequency    Fees    Frequency
a)Fab Services

[…***…]

Development Activities unit pricing    […***…] per activity

b)Engineering Services - Process Engineering Support

• […***…]

[…***…] hourly

Engineering Services hours exceeding Included Hours

[…***…] quarterly

c)Library License Fee

•[…***…]

[…***…]

d)Analytical Services

• […***…]

a)Reticles    Quoted upon
request

[…***…]    […***…]    Annual

1.1PILOT / LOW VOLUME PRODUCTION:

Wafers per year

Activity Pricing
[…***…]    […***…]
[…***…]    […***…]
[…***…]    […***…]

▪[…***…]
▪[…***…]

1.1TERMS:

1)Actual usage shall be invoiced at the end of each SVTC fiscal month for actual activities or engineering hours used, due NET 30 days. Minimum Financial Commitment (MFC) shall be […***…].
2)Product wafers will be ordered under this agreement, and will be invoiced upon shipment, and shall be included in the quarterly minimum financial commitment.
3)The first and last billing cycle fees and service quantities other than set up shall be prorated to the actual start date and then continue in accordance with SVTC’s fiscal calendar such that all invoicing shall follow SVTC fiscal month start and end dates.
4) […***…]

10.0 PRODUCT WAFER SPECIFICATIONS:

(BNM refers to BioNanomatrix, Inc.)

Production Wafer Specifications

SVTC and BNM agree that at the collision of process verification of the alpha 2.0 chip, a robust, in-line test specification will be established to determine “good wafers”. It is expected that this specification will include top-down CD, profilometry for depth verification, and visual defect inspect. Actual criteria to be mutually agreed by SVTC and BNM.

SVTC and BNM agree that at the conclusion of the Alpha 3.0 technology development and process verification, a robust, in-line test specification will be established to determine “good wafers”. Specification requirements are yet to be determined, and will be mutually agreed by SVTC and BNM.

It is the intention of SVTC and BNM to integrate the TSV module into the Alpha 2.0 flow and eliminate the back-grind process. Once the TSV module is fully developed and the existing Alpha 2.0 flow has been released, it is expected that the development required to integrate the two will be minimal. SVTC cannot predict the absolute the absolute effort required, as there is currently no data on which to base this conclusion. However, SVTC anticipates at least 2 lots of 6 wafers will be required for validation. SVTC will commit to complete this specific development at pilot production activity pricing, and the least number of validation lots reasonable to mitigate the cost.

1.1STANDARD ANALYTICAL SERVICES PRICE LIST:

Note: Pricing listed is typical pricing per technique. Actual price will be determined following review of customer specific material and objectives and is subject to change.

SVTC Analytical Services	Price	Unit
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Each
[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	1st Wafer
[…***…]	[…***…]	Additional Wafer
[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]
[…***…]	[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each

[…***…]
[…***…]

[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Lot
[…***…]	[…***…]	Each
[…***…]	[…***…]	Lot
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…] […***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Lot
[…***…]	[…***…]	Each
[…***…] […***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…] […***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…] […***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Hour

[…***…] […***…]

[…***…] Hour
[…***…]
[…***…]    […***…] Sample
[…***…]    […***…] Sample
[…***…]    […***…] Sample
[…***…]    […***…] Sample
[…***…]

[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Sample
[…***…] […***…]	[…***…]	Hour
[…***…]	[…***…]	Hour
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Each
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Each
[…***…]	[…***…]	Sample
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…]	[…***…]	Each
[…***…] […***…]	[…***…]	Each
[…***…] […***…]	[…***…] […***…]	1st Wafer Additional Wafer
[…***…] […***…]	[…***…] […***…]	Sample w/prep Sample w-out prep

** Expedite Pricing Options Available for ALL Services Listed**

AMENDMENT 6

This Amendment 6, (“Amendment”), dated September 26, 2011 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and BioNanomatrix, Inc. (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

The Agreement is hereby amended to include attached Exhibit C1, Insurance Requirements for SVTC Customers. Starting on September 26, 2011, attached Exhibit C1, including the insurance requirements therein, shall replace and supersede the provisions of prior Exhibit C to the Agreement in its entirety.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below.

SVTC Technologies, LLC

Signature:    /s/ Kevin Kassekert
Printed Name:    Kevin Kassekert
Title:    General Manager
Date:    9/23/11

Customer;    BioNanomatrix, Inc.

Signature:    /s/ Lorraine LoPresti
Printed Name:    Lorraine LoPresti
Title:    CFO
Date:    9/23/2011

Exhibit C1 Insurance Requirements
BioNanomatrix    September 26, 2011

Insurance Requirements for SVTC Customers

Within the timeframe specified in the Agreement stating insurance requirements or when requested by SVTC, Customer must provide Certificates of insurance verifying it has the following types of insurance (including an attachment specifying additional or named insureds and any waiver endorsements). If the Agreement requires limits other than those below, the limits stated in the Agreement shall supersede those below. Customer agrees to maintain all such applicable insurance during its operations at SVTC.

Note that the following insurance requirements apply only to Customers working on SVTC premises using SVTC equipment. If there will be no use of SVTC equipment, the below insurance requirements do not apply. If the nature of Customer’s work on STC premises changes during the term of the Agreement, the insurance requirement below may be imposed, waived or re-imposed. By way of example, if a customer desires access to the fabs but does not actually use the equipment, a lesser value of insurance may be acceptable, subject to the level being increased if the customer later starts directly using SVTC equipment.

Commercial General Liability Coverage: Policy must name SVTC, Technologies LLC., (“SVTC”), as an additional insured and include a waiver of subrogation in favor of SVTC; include Broad Form Property Damage, Blanket Contractual Liability (covering liability assumed by Supplier), Premises/Operations, and products/Completed Operations.

$ […***…] General Aggregate
$ […***…] Products-Completed Operations Aggregate (as needed)
$ […***…] Personal 7 Advertising Injury
$ […***…] Each Occurrence
$ […***…] Fire Damage (Any one fire)
$ […***…] Medical Expense (any one person)

Excess/Umbrella Coverage: This policy must be in force in addition to the underlying coverage required above without any gaps and subject to all of the same requirements as the underlying coverage so that the total amount of insurance coverage (underlying plus umbrella) equals the following:

$ […***…] Each occurrence and general aggregate

SVTC and BioNanomatrix agree that under no circumstances will BioNanomatrix personnel enter SVTC’s facilities unescorted, nor will Bionanomatrix personnel operate SVTC equipment.

AMENDMENT 7

This Amendment 7, (“Amendment”), dated March 26, 2012 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009, as amended, (collectively, the “Agreement”) between SVTC Technologies, LLC (“SVTC”), and BioNanomatrix, now known as BioNano Genomics, (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The Agreement is hereby amended to include attached Exhibit A7 describing services that will be provided by SVTC for Customer starting on the Effective Date. SVTC will provide to Customer the services described in Exhibit A7 for the fees set forth therein, subject to any additional terms and conditions set forth therein. Starting on March 26, 2012, attached Exhibit A7, including the service and fee provisions therein, shall replace and supersede the provisions of prior Exhibit A5 to the Agreement in its entirety.
2)SVTC and Customer also agree to amend the Agreement to include attached Exhibit D.
3)SVTC and Customer also hereby agree to extend the expiration of the Agreement from its current expiration date of September 25, 2012, to March 24, 2013.

Effect of this Amendment. IN THE EVENT OF ANY CONFLICT BETWEEN THE AGREEMENT AND THIS AMENDMENT, THIS AMENDMENT SHALL CONTROL. Except as
amended or otherwise set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

Exhibit A7 - Commercial Terms

Exhibit D — Process Controls and Metrics

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:
Printed Name:    Kevin Kassekert
Title:    Vice President, Silicon Services Date:

Customer:    BioNano Genomics
Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    CEO
Date:    May 3, 2012

Exhibit A7 Commercial Terms
For BioNano Genomics’s […***…] Validation Phase

START DATE: 03-26-2012    DURATION: Twelve (12) Fiscal Months

SVTC proposes the date above on which SVTC will begin providing the following services under the Master Services Agreement (“Start Date”). Project Duration is the period of time for the project described in this Amendment.

1.0 DESCRIPTION OF SERVICES:

SVTC shall provide research and development services in support of Customer’s […***…]. SVTC will start with […***…], as well as other support as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by Customer, subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

1.2SUMMARY OF SERVICES THAT MAY BE PROVIDED:
▪[…***…]
▪[…***…]
▪[…***…]
3.0 SVTC SERVICE DEFINITIONS Fab Services:
1. […***…]
2. […***…]
3. […***…]
4. […***…]
5. […***…]
6. […***…]

Engineering Services: (Defined in the Agreement)

1.Contracted engineering services may be utilized for the following development tasks a. […***…]
b. […***…]
c. […***…]
d. […***…]
e. […***…]
f.    […***…]
2.These services are to be executed in collaboration with customers direction and management

Library License Fee:
1.Library access, use, and license is limited to recipes available on the SVTC equipment list (MSA Exhibit B) at the time of contract closure.

4.0 ADDITIONAL SERVICES*:
Reticles    […***…]
Analytical Services    […***…]

** Additional Services subject to availability

1.1SERVICE FEE SCHEDULE: ONGOING DEVELOPMENT: […***…] OPTIMIZATION & NEXT GEN PRODUCT

Frequency
Item         Fees
a)Tier 1 Pricing

– […***…]    […***…]    […***…]
Engineering Services - Process Engineering Support    […***…]    […***…]
Analytical Services    […***…]    […***…]
Tier 3 Minimum Financial Commitment    […***…]    […***…]
d)    Hot Lot Fee    […***…]    […***…]
e)    Baseline Minimum Financial Commitment (Tier 2 Above)    […***…]    […***…]

1.1SERVICE FEE SCHEDULE: […***…] CHARACTERIZATION & VALIDATION - DURATION – 9 FISCAL MONTHS

Phase    Deliverables: Turnkey Project    Total

1.2Phase 1    Complete Process Characterization for Validation    […***…]

[…***…] […***…] […***…] […***…] […***…] […***…]
Milestones:

[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

Phase	Deliverables: Turnkey Project	Total
6.2 Phase 2	Validate Process for Specialty Production	[…***…]

[…***…] […***…] […***…]
Milestones:

[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

Change in the scope of work: If Customer, during the course of the project execution, materially changes the scope of work such that the SVTC’s engineering resources are increased or if the costs to SVTC increase to perform the work as per the changes, Customer will be notified in order to reconvene to re-negotiate the agreement. In case the parties do not agree regarding the changes, Customer is responsible for the payments according to the Early Termination clause, below.

7.0 TERMS:

1)Section 5.0 (above) Actual usage shall be invoiced at the end of each SVTC fiscal month for actual services provided, due NET30 days. At the end of SVTC’s fiscal year, […
***…].
2)Customer must provide SVTC with advanced written notice of its election of the pricing tier, section 5 above, twice a year, at least […***…] prior to the start of the first and third SVTC fiscal quarters. If no written notice is received […***…] prior to the beginning of any quarter, the pricing tier […***…]. In the event […***…] is selected by Customer, the price structure for that tier will be applied to […***…]. In the event a […***…].
3)These commercial terms may be terminated with 90 days prior written notice of project termination.
4)Product/sample wafers will be ordered under this agreement, and will be invoiced upon shipment, and shall be included in the quarterly financial commitment.
5)The first and last billing cycle fees and service quantities other than set up shall be prorated to the actual start date and then continue in accordance with SVTC’s fiscal calendar such that all invoicing shall follow SVTC fiscal month start and end dates.
6)Section 6.0 (above): SVTC shall invoice Customer upon completion of each milestone as defined in sub-sections 6.1 and 6.2 above, and payment shall be due 30 days from date of invoice.
7)Upon execution, this proposal will supersede the existing agreement between Customer and SVTC, and that agreement (AMEND462693-006) will become null and void with no penalty to Customer.
8)The parties agree that the final outcome of the […***…] cannot be known at the time of this agreement. Therefore it is agreed that in the event […***…], then the parties will agree to convene and decide on next steps. In such case, BioNano Genomics would be under no obligation to […***…]. In the event that […***…], then […***…] will be the responsibility of SVTC.

8.0 LICENSED TECHNOLOGY:

The Services listed above and SVTC’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to Customer under the terms, conditions and limitations of the Master Services Agreement, which shall override and supersede any terms and conditions in any customer provided documents.

1.1ASSUMPTIONS, RISKS & MITIGATIONS:

Cornerstone Assumptions

[…***…] process flow as developed will not require major changes in process integration. […***…] will provide hardware for new wetting quality checks.

Risks

Risk Mitigation Plan
[…***…]    […***…]
[…***…]    […***…]
[…***…]    […***…]
[…***…]    […***…]
[…***…]    […***…]
[…***…]    […***…]

Exhibit D
Process Controls and Metrics To be defined at a future date

AMENDMENT 8

This Amendment 8, (“Amendment”), dated October 29, 2012 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The parties acknowledge the successful assignment of the Agreement by SVTC Technologies, LLC to Novati Technologies, Inc. (“Novati”) effective as of October 15, 2012.
2)The parties agree to amend the Agreement describing services that Novati will perform for Customer starting on the Effective Date.
3)Starting on October 19, 2012 and ending on December 31, 2012, Novati will continue the ongoing Development of the […***…]. Accordingly, the parties agree to use the Tier 2 pricing in Section 5 of Exhibit A7. The proposed estimated volume is […***…] over this time period.
4)Customer agrees to prepay the charges for the activities and engineering hours in item 2) above, for a total amount of […***…] which is the estimated November and December spend. Novati shall invoice the November prepayment of […***…] upon execution of this Amendment, and Customer agrees to pay on or before November 16, 2012. Furthermore, Customer agrees to prepay […***…] on or before December 1, 2012 which is the estimated spend for December.
5)The Wafer minimum Lot size for all activities under this agreement shall be 6.
6)Any pre-paid funds which are unutilized as of December 31, 2012 shall be carried forward as a credit balance. Any activities, engineering hour charges, or other billable services in excess of the pre-paid amount shall be reconciled and billed as of December 31, 2012 at the unit cost consistent with that specified in 3) above and are due Net 30.
7)The parties may extend the term of the Agreement by mutual agreement in writing on a quarterly basis.
8)Novati’s address for notices, set forth in section 12.8 of the Agreement is hereby replaced with: 2706 Montopolis Drive, Austin, TX 78741, ATTN: Legal Department.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:
Printed Name:    David B. Anderson
Title:    CEO
Date:

Customer:    BioNano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    Chief Executive Officer
Date:    11/14/12

AMENDMENT 9

This Amendment 9, (“Amendment”), dated December 31, 2012 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). Novati is the legal successor in interest to SVTC Technologies, LLC on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language.
Accordingly, the parties agree to the following:

1)The parties agree to amend the Agreement to describe services that will be provided by Novati for Customer on the effective date. Novati will continue to provide to Customer the services described in Amendment 7 for the fees set forth therein using the Tier 2 pricing in Section 5.0, subject to any additional terms and conditions set forth therein.
2)The parties hereby agree to amend paragraph 3 of Amendment 7 to revise the expiration date from March 24, 2013 to March 31, 2013 to align with the Novati fiscal quarter.
3)The parties agree to delete in its entirety Section 6.2 – Phase 2, described in Amendment 7.
4)The parties agree that section 12.1 of the Agreement is hereby amended to state that the laws of the State of Texas, without regard to the conflict of laws provisions, shall govern this Agreement.

Effect of this Amendment: In the, event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    Chief Executive Officer
Date:    1-31-13

Customer:    BioNano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    Chief Executive Officer
Date:    Jan 30, 2013

AMENDMENT 10

This Amendment 10, (“Amendment”), dated April 1, 2013 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1) The parties agree to amend the Agreement describing services that will be provided by Novati for Customer starting on the Effective Date. Novati will provide to Customer the services described in Exhibit A10 for the fees set forth therein subject to any additional terms and conditions set forth therein.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    March 18, 2013

Customer:    BioNano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    Chief Executive Officer
Date:    March 15, 2013

Exhibit A Commercial Quotation
For BioNano Genomics’s Alpha Chip Continued Development - Q2’13 - Q1’14

START DATE: 04-01-20139    DURATION: Four Fiscal (4) Quarters

Novati proposes the date above on which Novati will begin providing the following services under the Master Services Agreement (“Start Date”). Project Duration is the period of time for the project described in this Quotation.

1.0 DESCRIPTION OF SERVICES:

Novati shall provide research and development services in support of BioNano Genomics’s Alpha Chip Continued Development Q2’13 - Q1’14. Novati will start with semiconductor processes that exist or are being developed by BioNano Genomics, and will provide other support as described herein (“Services”). Novati shall use commercially reasonable efforts to perform the Services requested by BioNano Genomics, subject to the ability of Novati to perform these Services on Novati’s existing equipment and using standard materials and process recipes that are compatible with the equipment and resources of Novati.

1.3SUMMARY OF SERVICES THAT MAY BE PROVIDED:
▪Fab Services
▪Engineering Services

3.0 NOVATI SERVICE DEFINITIONS:

Fab Services:

1. […***…]
2. […***…]
3. […***…]
4. […***…]
5. […***…]
6. […***…]
7. […***…]

Engineering Services: (Defined in the Agreement)

1. […***…]
2.These services are to be executed in collaboration with customers direction and management

4.0 ADDITIONAL SERVICES**:

Additional Training Services    […***…]

Additional Cubicles & Lockable Office Space

[…***…]
Reticles    […***…]
Analytical Services    […***…]

**    Additional Services subject to availability

5.0 NOVATI SERVICE FEE SCHEDULE:

Item    Fees    Frequency
a)Tier 1 Pricing    […***…] Per activity

[…***…]    […***…] per hour

[…***…]    per standard price list

Tier 1 Minimum Financial Commitment    […***…] Quarterly

b)Tier 2 Pricing (Baseline Minimum Financial Commitment)    […***…] Per activity

[…***…]    […***…] per hour

[…***…]    per standard price list

Tier 2 Minimum Financial Commitment    […***…] Quarterly

c)Tier 3 Pricing    […***…] Per activity

[…***…]    […***…] per hour

[…***…]    per standard price list

Tier 3 Minimum Financial Commitment    […***…] Quarterly

d)Tier 4 Pricing    […***…] Per activity

[…***…]    […***…] per hour

[…***…]    per standard price list

Tier 4 Minimum Financial Commitment    […***…] Quarterly

e)Hot Lot Fee    […***…] Per request

f)Baseline Minimum Financial Commitment (Tier 2 above)    […***…] Quarterly

6.0 TERMS:

1)The Minimum Financial Commitment (MFG) for Fab Services and Engineering Services shall be per the selected Tier in Section 5. At the signing of contract, the Minimum Financial Commitment will be set at the Tier 2 Baseline. Novati will invoice Customer […***…] 15 days prior to the start of the fiscal quarter and each subsequent fiscal month thereafter. All prepayments are due immediately upon receipt of invoice. Actual usage shall be invoiced at the end of each Novati fiscal month for actual services provided and is due within 30 days from date of invoice. At the end of Novati’s fiscal quarter, the actual usage will be ‘trued-up” against the designated MFC tier, and any under usage shall be invoiced and is due within 30 days from date of invoice. Other than the foregoing, Novati shall invoice Customer when services are rendered, products shipped and/or deliverables are provided in the Novati fiscal month that they occur. Payments shall be due within 30 days from date of Invoice.
2)Customer may change the election of the pricing tier on a quarterly basis by providing 20 days advanced written notice prior to each Novati fiscal quarter. If no written notice is received 20 days prior to the beginning of any quarter, the pricing tier will automatically be set to Tier 2.
3)The first and last billing cycle fees and service quantities other than set up shall be prorated to the actual start date and then continue in accordance with Novati’s fiscal calendar such that all invoicing shall follow Novati fiscal month start and end dates.
4)Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (“Additional Services”) shall be made available at Novati’s sole discretion and shall be agreed to in writing prior to being performed by Novati BioNano Genomics shall pay for all Additional Services per the terms of the Master Services Agreement.

1.1LICENSED TECHNOLOGY:

The Services listed above and Novati’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to Customer under the terms, conditions and limitations of the Master Services Agreement, which shall override and supersede any terms and conditions in any customer provided documents.

AMENDMENT 11

This Amendment 11, (“Amendment”), dated April 29, 2013 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The parties agree to amend the Agreement describing services that will be provided by Novati for Customer starting on the Effective Date. Novati will provide to Customer the services described for the fees set forth therein subject to any additional terms and conditions set forth therein.
2)The following activity has occurred against Amendment 10 to date: Novati invoiced Customer the April prepayment against invoice 616 on 3/18/13 for […***…] and has been paid by Customer. Novati invoiced Customer the May prepayment against invoice 800 on 4/15/13 for […***…]. Novati agrees to credit Customer for the invoice amount.
3)Starting on April 29, 2013 Section 6, item 1 in Amendment 10 shall be replaced and superseded in its entirety with the following.
4)The Minimum Financial Commitment (MFC) for Fab Services and Engineering Services shall be per the selected Tier in Section 5. At the signing of contract, the Minimum Financial Commitment will be set at the Tier 2 Baseline. Novati will invoice Customer actual usage bi-weekly for actual services provided and will be due immediately upon receipt of invoice. At the end of Novati’s fiscal quarter, the actual usage will be “trued-up” against the designated MFC tier, and any under usage shall be invoiced and is due immediately upon receipt of invoice. Other than the foregoing, Novati shall invoice Customer when services are rendered, products shipped and/or deliverables are provided in the Novati fiscal month that they occur. Payments shall be due Net 0 from date of invoice.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    April 24, 2013

Customer:    BioNano Genomics

Signature:    /s/ R. Erik Holmlin
Printed Name:    R. Erik Holmlin
Title:    President CEO
Date:    24-Apr-2013

AMENDMENT 12

This Amendment 12, (“Amendment”), dated December 15, 2013 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The parties agree to amend the Agreement describing services that will be provided by Novati for Customer starting on the Effective date. Novati will provide to Customer the services described for the fees set forth therein subject to any additional terms and conditions set forth therein.
2)Starting on December 15th, 2013 Section 4 in Amendment 11 shall be replaced and superseded in its entirety with the original language stated Section 6.0, paragraph (1) in Amendment 10 to reinstate the prepayment provisions for Q1 2014.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    DEC 17, 2013

Customer:    BioNano Genomics

Signature:    /s/ Lynne R. Rollins
Printed Name:    Lynne R. Rollins
Title:    CFO
Date:    Dec 16 2013

AMENDMENT 13

This Amendment 13, (“Amendment”), dated March 7, 2014 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)Both parties agree to extend the expiration date of the Agreement from April 1, 2014 to March 31, 2015.
2)Effective April 1, 2014 item 4 in Amendment 11 shall be replaced and superseded with the following paragraph which was originally set forth in Section 6, item 1 in Amendment 10:

The Minimum Financial Commitment (MFC) for Fab Services and Engineering Services shall be per the selected Tier in Section 5. At the signing of contract, the Minimum Financial Commitment will be set at the Tier 2 Baseline. Novati will invoice Customer 1/3 of the quarterly commitment 15 days prior to the start of the fiscal quarter and each subsequent fiscal month thereafter. All prepayments are due immediately upon receipt of invoice. Actual usage shall be invoiced at the end of each Novati fiscal month for actual services provided and is due within 30 days from date of invoice. At the end of Novati’s fiscal quarter, the actual usage will be “trued-up” against the designated MFC tier, and any under usage shall be invoiced and is due within 30 days from date of invoice. Other than the foregoing, Novati shall invoice Customer when services are rendered, products shipped and/or deliverables are provided in the Novati fiscal month that they occur. Payments shall be due within 30 days from date of invoice.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    3/13/2014

Customer:    BioNano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    CEO
Date:    3/13/14

AMENDMENT 14

This Amendment 14, (“Amendment”), dated June 10, 2014 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The parties agree that the unspent portion of Customer’s MFC for 2Q2014, shall carry forward into the next calendar quarter, 3Q2014.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    June 10, 2014

Customer:    BioNano Genomics

Signature:    /s/ Joel R. Jung
Printed Name:    Joel R. Jung
Title:    CFO
Date:    June 11, 2014

AMENDMENT 15
This Amendment 15, (“Amendment”), dated September 18, 2014 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The parties agree that the unspent portion of Customer’s MFC for 3Q2014, shall carry forward into the next calendar quarter, 4Q2014.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    25 Sep. 2014

Customer:    BioNano Genomics

Signature:    /s/ R. Erik Holmlin
Printed Name:    R. Erik Holmlin
Title:    President & CEO
Date:    26 Sept 2014

AMENDMENT 16

This Amendment 16, (“Amendment”), dated October 7, 2014 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)    Pricing for the […***…] is […***…] per wafer. Min lot size = […***…] wafers which is consistent with the current commercial terms.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    2014-10-22

Customer:    BioNano Genomics

Signature:    /s/ R. Erik Holmlin
Printed Name: Title:
Date:

AMENDMENT 17

This Amendment 17, (“Amendment”), dated April 1, 2015 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1) Both parties agree to extend the expiration date of the Agreement from March 31, 2015 to May 31, 2015.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    4/5/2015

Customer:    BioNano Genomics

Signature:    /s/ Mark Borodkin
Printed Name:    Mark Borodkin
Title:    VP, Systems Development
Date:    4/2/2015

AMENDMENT 18

This Amendment 18, (“Amendment”), dated June 1, 2015 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1) The parties agree to amend the Agreement describing services that will be provided by Novati for Customer starting on the Effective Date. Novati will provide to Customer the services described in Exhibit A for the fees set forth therein subject to any additional terms and conditions set forth therein.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ David B. Anderson
Printed Name:    David B. Anderson
Title:    President and CEO
Date:    6-2-2015

Customer:    BioNano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    Chief Executive Officer
Date:    29 May 2015

Exhibit A Commercial Quotation
For BioNano Genomics’s Alpha Chip Development & Production

START DATE: 06-01-2015    DURATION: 05-31-2016

Novati proposes the date above on which Novati will begin providing the following services under the Master Services Agreement (“Start Date”). Project Duration is the period of time for the project described in this Quotation.

1.0 DESCRIPTION OF SERVICES:

Novati shall provide development and pilot production services in support of BioNano Genomics’ Alpha Chip requirements. Novati will start with semiconductor processes that exist or are being developed by BioNano Genomics, and will provide other support as described herein (“Services”). Novati shall use commercially reasonable efforts to perform the Services requested by BioNano Genomics, subject to the ability of Novati to perform these Services on Novati’s existing equipment and using standard materials and process recipes that are compatible with the equipment and resources of Novati.

1.4SUMMARY OF SERVICES THAT MAY BE PROVIDED:
▪Fab Services
▪Engineering Services

3.0 NOVATI SERVICE DEFINITIONS:

Fab Services:

1. [...***...]
2. [...***...]
3. [...***...]
4. [...***...]
5. [...***...]
6. [...***...]
*or as available per Novati’s then-current standard operating schedule

Engineering Services: (Defined in the Agreement)

1. […***…]
2. These services are to be executed in collaboration with customers direction and management

4.0 ADDITIONAL SERVICES**:
Additional Training Services	[...***...]
Additional Cubicles & Lockable Office Space	[...***...]
Reticles	[...***...]
Analytical Services	[...***...]
** Additional Services subject to availability
5.0 TABLE-1–MOVE PRICING:
		Development (6-wfr min lot)	Fixed Flow	Fixed Flow
			(25-wfr	(25-wfr
Tool Type /Area	Category	Tier 1 Tier 2 Tier 3	min lot)	min lot)
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...] [...***...] [...***...]	[...***...]	[...***...]

6.0 NOVATI SERVICE FEE SCHEDULE:

Item    Fees    Frequency

a)Tier 1 Pricing

•[...***...]    Per Table 1    Per move

Engineering Services — Process Engineering Support    [...***...]    per hour

Tier 1 Minimum Financial Commitment    [...***...]    Quarterly

b)Tier 2 Pricing (Baseline Minimum Financial Commitment)

•[...***...]    Per Table 1    Per move

Engineering Services — Process Engineering Support    [...***...]    per hour

Tier 2 Minimum Financial Commitment    [...***...]    Quarterly

c)Tier 3 Pricing

•[...***...]    Per Table 1    Per move

Engineering Services — Process Engineering Support    [...***...]    per hour

Tier 3 Minimum Financial Commitment    [...***...]    Quarterly

d)Expedite Fees

[...***...]    [...***...]    Per request

[...***...]    [...***...]    CoO approval

[...***...]    [...***...]    CoO approval

ADDITIONAL NOTES:

1. [...***...]
2. [...***...].
3. [...***...].
4.Wafers can be processed through any portion of the process Flow that is designated as “Fixed Flow”, at the Fixed Flow pricing per Table-1, provided minimum lot size criteria are met. These wafers can be staged for further development / small lot size processing through subsequent processes including TSV and bond. These “child” lots will be billed for all subsequent steps at the appropriate development pricing tier and minimum lot size. Fixed Flow is defined as any part of the process flow that is mutually agreed as not requiring engineering development or support to be processed in line.
5.Novati and Customer will mutually agree upon production FMEA criteria and risks, based upon completion of TDP (Technology Development Process) criteria to move from POC to a “validated” flow. Once established and agreed upon with risks effectively mitigated, Novati will commit to deliver wafers against those criteria, and wafers that fail to meet those criteria will be reimbursable or replaced at Novati expense. Prior to TDP completion and established FMEA criteria, reimbursable events will be limited to those in which a mis- process occurs at fault of Novati, or where a failed Novati tool qualification/spec causes a scrap event. In the event of Novati mis-process / tool-related event causing scrap, if a replacement lot is started it will be elevated to “Hot” status at no additional charge to customer, or “Rocket” status at […***…] up-charge. Customer may at their discretion apply this status to a lot already in line. If Customer requests expedited status prior to assignment of root cause, Customer agrees to bear potential expenses in the event root cause is determined not to be a Novati mis-process or tool-related issue. Expenses will be totalled and invoiced after the final failure analysis report has been presented to Customer.

6.The next lot to arrive at a step where the previous lot incurred a scrap event will be processed as follows: A single wafer will be sent ahead through the tool to verify correct operation before the rest of the lot is cleared to process. The lot will then be merged back into a single lot immediately after this operation. No min-lot or split-lot charge shall be assessed for this activity.
7.Novati shall furnish to Customer a list of current qualification/specs for each tool in Customer’s process flow, and shall update Customer when specifications are revised.

7.0 TERMS:

1)The Minimum Financial Commitment (MFC) for Fab Services and Engineering Services shall be per the selected Tier in Section 5. At the signing of contract unless otherwise specified, the Minimum Financial Commitment will be set at the Tier 1 Baseline. Novati will invoice Customer […***…] 15 days prior to the start of the fiscal quarter and each subsequent fiscal month thereafter. All prepayments shall be due NET15 days from invoice. Actual usage shall be “trued up” at the end of each Novati fiscal month for actual services provided and is due NET15 days from invoice. In the event the designated MFC is not fully consumed through no fault of Customer, up to […***…] of the MFC value can be carried forward to the next quarter. The carry-forward amount must be consumed in the subsequent quarter or it shall be forfeited. In the event that extended tool down events cause the MFC not to be fully consumed, the […***…] cap shall not apply, and the carry-forward period shall be extended to up to 6 months from the time the tool is re- qualified to meet specification.
2)Customer may change the election of the pricing tier on a quarterly basis by providing 2 weeks advanced written notice prior to each Novati fiscal quarter. If no written notice is received 2 weeks prior to the beginning of any quarter, the pricing tier will automatically be set to Tier 1.
3)The first and last billing cycle fees and service quantities shall be prorated to the actual start date and then continue in accordance with Novati’s fiscal calendar such that all invoicing shall follow Novati fiscal month start and end dates.
4)Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (‘Additional Services”) shall be made available at Novati’s sole discretion. BioNano Genomics shall pay for all Additional Services per the terms of the Master Services Agreement.

1.2LICENSED TECHNOLOGY:

The Services listed above and Novati’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to Customer under the terms, conditions and limitations of the Master Services Agreement, which shall override and supersede any terms and conditions in any customer provided documents.

AMENDMENT 19

This Amendment 19, (“Amendment”), dated July 25 2016 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)The parties agree to amend the Agreement to incorporate Exhibit A, describing development services, which will be provided by Novati for Customer starting on the Effective Date for the fees set forth therein.
2)The parties agree to amend the Agreement to extend the expiration date to March 31, 2017.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

Exhibit A – Development Services

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ Rod Langley (on behalf of John Behnke)
Printed Name:    John Behnke
Title:    President
Date:    7-18-2016

Customer:    BioNano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    Chief Executive Officer
Date:    7/14/16

Exhibit A
Commercial Quotation – Development Services

START DATE: 07-01-2016    END DATE: 03-31-2017

Novati proposes the date above on which Novati will begin providing the following services under the Master Services Agreement (“Start Date”). Project Duration is the period of time for the project described in this quotation.

1.0 DESCRIPTION OF SERVICES:

Novati shall provide development and pilot production services in support of BioNano Genomics’ Alpha Chip requirements. Novati will start with semiconductor processes that exist or are being developed by BioNano Genomics, and will provide other support as described herein (“Services”). Novati shall use commercially reasonable efforts to perform the Services requested by BioNano Genomics, subject to the ability of Novati to perform these Services on Novati’s existing equipment and using standard materials and process recipes that are compatible with the equipment and resources of Novati.

1.5SUMMARY OF SERVICES THAT MAY BE PROVIDED:

▪Fab Services
▪Engineering Services

3.0    NOVATI SERVICE DEFINITIONS:

Fab Services:

1. […***…]

2. […***…]

3. […***…]

4. […***…]

5. […***…]

6. […***…]

*or as available per Novati’s then-current standard operating schedule

Engineering Services: (Defined in the Agreement)

1.    […***…]

2.    […***…]

4.0 ADDITIONAL SERVICES**:

Additional Training Services    […***…]

Additional Cubicles & Lockable Office Space

[…***…]

Reticles    […***…]

Analytical Services    […***…]

**    Additional Services subject to availability

5.0 TABLE-1–MOVE PRICING:

Development
    (6-wfr min lot)

Fixed Flow (25-wfr min

Fixed Flow (25-wfr min
Tool Type /Area     Category    Tier 0         Tier 1         Tier 2         Tier 3    lot)    lot)

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

6.0 NOVATI SERVICE FEE SCHEDULE:

Item         Fees     Frequency
a)Tier 0 Pricing (no MFC)    Per Table 1    Per move

b)Tier 1 Pricing

•[…***…]    Per Table 1    Per move

Engineering Services — Process Engineering Support    […***…]    per hour

Tier 1 Minimum Financial Commitment […***…]    Quarterly

b)Tier 2 Pricing (Baseline Minimum Financial Commitment)    Per Table 1    Per move
•[…***…]

Engineering Services — Process Engineering Support    […***…]    per hour

Tier 2 Minimum Financial Commitment […***…]    Quarterly

c)Tier 3 Pricing

•[…***…]

Per Table 1    Per move

Engineering Services — Process Engineering Support    […***…]    per hour

e) Expedite Fees	Tier 3 Minimum Financial Commitment	[…***…]	Quarterly
[…***…]		[…***…]	Per request
[…***…]		[…***…]	CoO approval
[…***…]		[…***…]	CoO approval

ADDITIONAL NOTES:

1. Deep silicon etch will have a […***…] move multiplier applied. […***…].

2. […***…].

3.Wafers can be processed through any portion of the process flow that is designated as “Fixed Flow”, at the Fixed Flow pricing per Table-1, provided minimum lot size criteria are met. These wafers can be staged for further development / small lot size processing through subsequent processes including TSV and bond. These “child” lots will be billed for all subsequent steps at the appropriate development pricing tier and minimum lot size. Fixed Flow is defined as any part of the process flow that is mutually agreed as not requiring engineering development or support to be processed in line.

4.The next lot to arrive at a step where the previous lot incurred a scrap event will be processed as follows: A single wafer will be sent ahead through the tool to verify correct operation before the rest of the lot is cleared to process. The lot will then be merged back into a single lot immediately after this operation. No min-lot or split-lot charge shall be assessed for this activity. In the event of a Novati mis-process / tool-related event causing scrap, if a replacement lot is started it will be elevated to “Hot” status at no additional charge to customer, or “Rocket” status at […***…] up-charge. Customer may at their discretion apply this status to a lot already in line. If Customer requests expedited status prior to assignment of root cause, Customer agrees to bear potential expenses in the event root cause is determined not to be a Novati mis-process or tool-related issue. Expenses will be totaled and invoiced after the final failure analysis report has been presented to Customer.

5.Novati shall furnish to Customer a list of current qualification/specs for each tool in Customer’s process flow, and shall update Customer when specifications are revised.

7.0 TERMS:

1)The Minimum Financial Commitment (MFC) for Fab Services and Engineering Services shall be per the selected Tier in Section 5. At the signing of contract unless otherwise specified, the Minimum Financial Commitment will be set at the Tier 1 Baseline. Novati will invoice Customer […***…] 15 days prior to the start of the fiscal quarter and each subsequent fiscal month thereafter. All prepayments shall be due NET15 days from invoice. Actual usage shall be “trued up” at the end of each Novati fiscal month for actual services provided and is due NET15 days from invoice. In the event the designated MFC is not fully consumed through no fault of Customer, up to […***…] of the MFC value can be carried forward to the next quarter. The carry-forward amount must be consumed in the subsequent quarter or it shall be forfeited. In the event that extended tool down events cause the MFC not to be fully consumed, the […***…] cap shall not apply, and the carry-forward period shall be extended to up to 6 months from the time the tool is re- qualified to meet specification.
2)Customer may change the election of the pricing tier on a quarterly basis by providing 2 weeks advanced written notice prior to each Novati fiscal quarter. If no written notice is received 2 weeks prior to the beginning of any quarter, the pricing tier will automatically be set to Tier 1.
3)The first and last billing cycle fees and service quantities shall be prorated to the actual start date and then continue in accordance with Novati’s fiscal calendar such that all invoicing shall follow Novati fiscal month start and end dates.
4)Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (‘Additional Services”) shall be made available at Novati’s sole discretion. BioNano Genomics shall pay for all Additional Services per the terms of the Master Services Agreement.

5)This Agreement can be canceled by either party giving 90 days written notice in accordance with the terms of the MSA.

1.3LICENSED TECHNOLOGY:

The Services listed above and Novati’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to Customer under the terms, conditions and limitations of the Master Services Agreement, which shall override and supersede any terms and conditions in any customer provided documents.

AMENDMENT 20

This Amendment 20, (“Amendment”), dated August 1, 2016 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, Inc. (“Novati”), and BioNano Genomics (“Customer”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)Novati agrees to provide the production services set forth in Exhibit A in accordance with the provisions of the Production Services Schedule both of which are incorporated into the Agreement by this Amendment.
2)The parties set July 31, 2017 expiration date of Amendment 20 of the Agreement.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

Exhibit A – Production Services Production Service Schedule

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ Rod Langley (on behalf of John Behnke)
Printed Name:    John Behnke
Title:    President
Date:    7/18/16

Customer:    BioNano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    Chief Executive Officer
Date:    7/14/16

Exhibit A

Commercial Quotation – Production Services

START DATE: 08-01-2016    END DATE: 07-31-2017

Novati proposes the date above on which Novati will begin providing the following services under the Master Services Agreement (“Start Date”). Project Duration is the period of time for the project described in this quotation.

1.0 DESCRIPTION OF SERVICES:

Novati shall provide production services in support of BioNano Genomics’ Alpha-9 Chip requirements. Novati will manage the production line to meet the committed production forecast as provided by BioNano Genomics.

1.6SUMMARY OF SERVICES THAT MAY BE PROVIDED:
▪Product Wafers

3.0 NOVATI SERVICE DEFINITIONS:

Fab Services:

1. […***…]
2. […***…]
3. […***…]
4. […***…]
5. […***…]
6. […***…]
*or as available per Novati’s then-current standard operating schedule

Engineering Services: (Defined in the Agreement)

1.Contracted engineering services may be available to Customer upon request as deemed necessary by Customer, subject to Novati approval.

2.Engineering support for production wafers shall be provided to perform the agreed production services for Customer in accordance with the terms of the Production Services Schedule. Any additional engineering support that is requested by Customer, subject to Novati approval, shall be charged engineering hourly rates per Section 6 in Exhibit A to this Amendment.

4.0 ADDITIONAL SERVICES**:

Additional Training Services    […***…]

Additional Cubicles & Lockable Office Space    […***…]

Reticles    […***…]

Analytical Services    […***…]

** Additional Services subject to availability

5.0 TABLE-2–PRODUCT WAFER PRICING:

For all wafers, the […***…].

A Production Control and Inventory Management fee of […***…] of the price will be added to each lot shipped.

Note: Initial default contract value for the first three months is: […***…]. Customer is to specify in writing at time of execution of this Amendment if other values are required. Wafer volume and requirements for subsequent months can be adjusted based on Customers’ written adjusted monthly forecast.

6.0 TERMS:

2)Customer shall place purchase orders for wafers in minimum lot sizes and pricing indicated in Table 2 — Product Wafer Pricing — and in accordance with the rolling forecast provided by Customer. Novati shall deliver wafers per individual purchase order subject to the terms of the Agreement. Novati shall ship wafers within 4 weeks of order placement, and shall maintain any buffer inventory as necessary to meet this lead time commitment. Novati reserves the right, in its sole discretion, to decline purchase orders In excess of the committed forecast, or to require other than the committed lead time to fulfill such orders. For all orders for which Novati has a lead time of 4 weeks or longer, if Novati is responsible for delivery delays of more than seven (7) days after the committed delivery date, customer will receive a […***…] discount for each additional week of delay up to 3 weeks.

3)An Initial Deposit of 6 weeks of the agreed upon minimum product shipments […***…] shall be invoiced to customer and due upon execution of this Amendment, in order to reserve future capacity. Customer shall indicate the minimum monthly production quantity in writing to Novati at the time of execution of this Amendment. Novati shall build buffer inventory and maintain said inventory in the line in order to meet <4 week Cycle Time from order placement in support of Customer’s committed product requirements.

4)The initial term of this Exhibit A is one (1) year. Production services under this Exhibit A may be terminated on 90 days written notice. Work in progress and any buffer inventory held in the line at the time of notice of termination shall be used to fulfill the final three months of production forecast. Upon termination, in addition to any pending charges for services rendered and product deliveries, Customer will be charged liquidated damages to cover Novati’s costs, including without limitation charges for the partially processed buffer inventory in the line at the time of notice. Buffer inventory and WIP covered in liquidated damages shall be no more than the # of wafers to satisfy the forecast for the 3 months following the termination date. For example, if the forecast for each of months 1, 2, 3 is 6 wafers per month at time of termination, Customer is liable for liquidated damages of the actual number of wafers in WIP and buffer inventory up to 18 wafers. The Initial Deposit shall be applied to the final invoice for services and liquidated damages, with any remaining balance being due from Customer within 30 days of the date of the final invoice. In the event of expiration, work may continue after the expiration date only if both parties explicitly allow this in writing.

5)All product wafers shipped will conform to the specifications for […***…] associated with the selected wafer price and measured at the indicated operations outlined in Table 2. Additionally, all shipped wafers will have an average […***…]. These measurements will be made inline and In accordance with the following Novati specifications: […***…].

6)A wafer that does not meet the above conditions will be classified as nonconforming material. Nonconformity will be determined by inline data. In cases of customer returns failure analysis techniques such as SEM and TEM can be used to verify nonconformity.

7)Product wafers shall be invoiced upon completion and arrival at Novati’s shipping dock. All wafers are Ex-Works Novati and Customer shall directly arrange shipping and insurance. Payments shall be due NET-30 days from Invoice.

8)Borofloat glass lid wafers shall be procured by customer and drop-shipped to Novati in sufficient quantity and lead time as to support the production requirements. Novati will provide Customer with an update of their glass lid wafer Inventory and 3 month demand forecast within 2 weeks of the Customer submitting the monthly wafer forecast. Novati is not responsible for shortages resulting from incoming defective glass lid wafers. Customer is responsible for managing the right supply level of glass lid wafers at Novak including a buffer to account for incoming defective lids.

7.0 LICENSED TECHNOLOGY:

The Services listed above and Novati’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to Customer under the terms, conditions and limitations of the Master Services Agreement, which shall override and supersede any terms and conditions in any customer provided documents.

PRODUCTION SERVICE SCHEDULE

This Production Service Schedule (the “Schedule”) is entered into effective as of August 1, 2016, (“Effective Date”) between NOVATI TECHNOLOGIES, INC., and BioNano Genomics, (“Customer”) as an attachment to the Master Services Agreement (“Agreement”), between the parties, dated March 2, 2009. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement. All terms and conditions in this Schedule are in addition to the terms and conditions set forth in the Agreement. In the event of any conflict between the provisions of this Schedule and the Agreement, the Agreement shall govern unless explicitly superseded in this Schedule.

Customer desires that Novati provide manufacturing services to produce certain agreed items for use in Customer’s business or end product (“Production Services”). This Schedule shall apply only to such production services; other services provided by Novati shall be pursuant to other schedules for such services.

1.DEFINITIONS

1.1.Allowed Delivery Tolerance means the mutually agreed amount of deviation in the number of units of Product from the exact amount of units of Product Customer has released in a given Product Start Release that may be delivered and be considered to have to have fulfilled the Product Start Release order.

1.2.Critical Step Specification means a mutually agreed specification requested by Customer and agreed by Novati to be needed for the manufacturing of a Product. The critical step specification is based upon the FMEA approved by the parties and the SPC data available to substantiate the performance levels and expectations of customer technology.

1.3.Delivery Date means the date the Products desired by Customer for delivery to the Delivery Location, as specified on a Release, or as otherwise agreed to by the parties in writing.

1.4.Delivery Location means the location to which the Products are requested to be delivered, as specified in a Release or through other ordering mechanism.

1.5.Engineering Samples means finished substrate or the Product generated from a finished substrate delivered prior to completion of the Product Production Release Plan that may be provided to Customer’s customer for evaluation purposes.

1.6.Excess In-Process Loss means any In-Process Loss during a Novati fiscal quarter in excess the amount allowed by the Mechanical Yield.

1.7.FMEA means Failure Mode Effect Analysis, and is a document used to describe process maturity at the critical steps within the product flow. The FMEA is a living document that will evolve through mutual agreement of the parties throughout the term of this Schedule.

1.8.In-Process Loss means any loss of partially completed Product substrates on a Production Line.

1.9.In-Process Loss Rate means the rate loss of partially completed Product substrates on a Production Line as defined by total number of Product substrates lost in a Novati fiscal quarter divided by the total number of Product substrates started in the same Novati Fiscal quarter.

1.10.Lead Time means the period of time, as may be specified by Novati, between the date a Release is received by Novati and the date Novati shall ship the Products to the Delivery Location.

1.11 Mechanical Yield means the allowable In-Process Loss Rate of partially completed Product substrates on a Production Line as mutually agreed in this Agreement.

1.12.Minimum Product Volume Commit means the minimum total amount of dollars of Product defined in the Agreement.

1.13.Production Line means the process flow sequence, route, recipes, equipment and specifications that have been utilized and mutually accepted as having had completed a Production Release Plan for one or more Products.

1.14.Product or Products mean finished substrate or substrates (usually wafers) requested of Novati by Customer.

1.15.Product Lot means a group of Product substrates started on the Production Line to be possessed together.

1.16.Production Release Plan means a plan that is mutually agreed between Novati and Customer defining the conditions required for release of a Product from development status to Production.

1.17.Prototype or Prototype Product means any Product delivered prior to completion of the Production Release Plan.

1.18.Proven Product means a Product manufactured using a process that has verified functionality and yield and otherwise meets, and continues to meet, the Production Release Plan as demonstrated in one or more Production Release Lots.

1.19.Production Release Lot means a group of substrates that are processed together to validate that a Product can go into regular production pursuant to a Production Release Plan.

1.20.Product Start Release means a written order requesting and authorizing Novati to deliver a specified quantity of Products covered by a contractual commitment, on a specified Delivery Date.

1.21.SPC means Statistical Process Control and is a means for ensuring tools used in the product flow are maintained within an allowable specification range.

2.Customer Materials: Customer may be obligated to provide certain materials to Novati to enable it to manufacture Products, including but not limited to process flow, reticles/masks, Product reticle GDSII data, recipes, recipe characterization data, special equipment configurations, and non-Novati standard raw materials as specified in detail elsewhere in this Agreement.

2.1.If specific raw materials are required for the substrates to be processed for Customer, then it shall be mutually agreed who shall be responsible for procuring and setting stocking levels of such materials. If Novati purchases such materials, and they are such that they cannot be used by Novati for other customers, and if quantities of such materials are remaining after completion of orders or due to cancellations of orders, Customer agrees to pay Novati for such materials. Depending upon the nature of these materials and only if Customer pays for all packaging, transportation, and delivery charges, Novati may, in its sole discretion, determine whether such materials will be delivered to Customer.

2.2.In-Process Loss Claim Limitations: Unless mutually agreed in writing, Novati will not be liable for the costs of Customer supplier materials in the event of In-Process Loss.

3.Forecasts: Fifteen (15) days prior to the start of each month during the term of this Schedule, Customer shall provide a rolling forecast for the next 12 months of its desired production quantities. The forecast shall include the number of Products required each month for 12 months. The first 3 months of each 12 month forecast are firm contractual commitments such that Customer shall be obligated to pay each month to Novati the dollar commitment for each of’ those 3 months notwithstanding any subsequent changes requested by Customer. The remaining 9 months of the forecast may be changed by Customer from the numbers for the corresponding months in previous monthly forecasts, provided however, that if any materials are procured by Novati solely for the services for Customer in anticipation of a forecast, Customer shall, if requested by Novati, reimburse Novati for such materials.

4.Periodic Management Business Review: Periodically depending on need, but at least semi-annually, the parties agree to meet to review mutually agreed key metrics for Production Line used for Customer’s Product.

5.Product Scheduling: Consistent with previously provided forecasts, Customer shall provide Novati regularly, in a format to be mutually agreed, with an order detail tentatively titled “Product Start Release,” setting forth the dates and quantities of Product it desires to be delivered. Product Releases will be, at a minimum, set by the Minimum Product Volume Commit. Novati shall review such submitted Product Start Release schedules and shall acknowledge in writing to Customer that all of the information is acceptable; provided, however, if portions of the Product Start Release schedule cannot be accommodated or met, Novati shall notify Customer and negotiate mutually acceptable changes.

6.Product Delivery: Novati will use commercially reasonable efforts to deliver the Novati-acknowledged volume of Product requested byCustomer within the mutually agreed Lead Time, subject to the Allowed Delivery Tolerance. Customer will be invoiced for the actual amount of Product delivered or for the charges associated with the Minimum Product Volume Commit, whichever is greater.

7.Expedited Product Schedules: Customer may request Delivery Dates with a Lead Time shorter than the normal Novati-defined Lead Time, which if accepted by Novati, may require additional fees. Customer acknowledges that Novati’s obligations to its other customers may affect Novati’s ability to agree to Customer’s desired scheduling and agrees that Novati shall have sole discretion with respect to managing the scheduling of Novati resources.

8.Customer Cancellation Policies: In the event that Customer desires to cancel or delay all or portions of previously scheduled deliveries, Customer shall notify Novati in writing with specific details of its desired changes. Customer shall remain obligated to pay fees contractually committed, the Minimum Product Volume Commit, and charges owed by Customer under the terms of this Schedule, including without limitation material expenses due pursuant to Section 2.1. To the extent that minimum commitments are exceeded, cancellation of other orders shall incur a cancellation charge equal to fees incurred for actual processing performed prior to receipt of the cancellation notice.

9.Capacity Constraints and Allocation: At all times during the Agreement, Novati will allocate manufacturing capacity, components, raw materials and parts, for manufacture of Products on an equitable basis consistent with its capabilities and prior contractual commitments. If Customer’s forecast exceeds Novati’s then current ability to supply Customer’s Product, Novati and Customer will negotiate in good faith the terms to, if feasible, add the necessary capacity to meet the forecast at Customer’s cost. Customer acknowledges that clean room space, equipment availability, purchase lead time and installation lead time may limit Novati’s ability to support Customer’s forecast. Customer acknowledges that Novati’s obligations to other customers may affect Novati’s ability to agree to Customer’s capacity requests.

10.Customer Equipment: In the event Customer desires to install equipment at Novati premises for use in processing Customer Products, the parties shall separately negotiate and agree to such installation terms and conditions, including but not limited to the cost, timing, and logistics of the installation, as well as related ongoing costs, maintenance fees, rights, and responsibilities, limitations of use, liabilities and responsibilities for such Customer equipment, Depending upon the volume of production, Customer may be required to pay an additional Equipment Hosting fee. At Customer’s expense, Customer equipment must be promptly removed and the premises restored to pre-use condition by the effective date of the termination, expiration, or cancellation of this Agreement. Hosting fees shall apply from the date work begins to install Customer equipment and shall continue until all the equipment is full removed and the space is restored so that other usage of the space may occur. Fees for installation or removal of Customer equipment will be determined by quote from licensed subcontractors of Novati’s choosing along with a commercially reasonable project management fee.

11.Warranty: For a period of one year from the date of shipment, Novati warrants that Products shall be processed in compliance with mutually agreed procedures, the FMEA, and Critical Step Specifications; free of any defect in materials or workmanship above levels demonstrated in the Production Release Plan; and that Product shall be processed in a commercially reasonable manner consistent with industry standards. Expressly excluded is any warranty that Products shall meet other specifications, goals or requirements of Customer unless mutually agreed. Also expressly excluded is any warranty of Product wafer level test yield, Product packaged unit electrical yield, Product package unit physical yield or Product reliability unless mutually agreed. NOVATI HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.Warranty Exclusions: The above warranty shall not apply to any Products which, by someone other than Novati, have been subject to (1) accident, abuse, misuse, neglect, improper installation or packaging, repair or alteration, (2) improper testing or use contrary to any instructions given by Novati, (3) placement in an unsuitable physical or operating environment or improper storage or maintenance improperly by Customer or the Customer’s end customer, (4) or caused to fail solely or in part as a result of any component, material, product or service supplied by Customer; or (5) any Products with a defect solely or in part caused by the defective Customer proprietary design or other fault in any property provided by Customer. The above warranty is also not applicable to Prototype or Engineering Sample Product or Products that are not Proven Products.

13.Warranty Claim Limitations: Under no circumstances will Novati be liable for warranty compensation greater than the fees paid to Novati for the Product returned. Novati will at it sole option; 1) process replacement Product and deliver to Customer, or 2) pay Customer the fees paid by Customer to Novati for the Product or portion thereof which is the subject of the claim.

14.Shipment: Title to Products provided by Novati passes to Customer upon receipt by Customer or its carrier at Novati’s shipping dock, EXW (Incoterms 2010); At Customer’s request, Novati will arrange for transportation at Customer’s expense in accordance with standard industry practices. Novati shall have no responsibility or liability for the actions of any carrier or for delivery problems to or from Novati. Novati will package substrates for shipment and storage in accordance with standard industry commercial practice at no additional cost to Customer, however, Customer may specify additional packaging instructions subject to agreement by Novati, with Customer paying for such additional packaging. Nan- substrate deliverables are shipped in a format deemed most appropriate by Novati.

15.Product Inspection Rights: Customer will be deemed to have waived its rejection rights for nonconformity unless Customer notifies Novati in writing of any nonconformity within thirty (30) days after receipt (“Inspection Period”). During the Inspection Period, Customer may reject and return to Novati any Products that do not conform to mutually agreed procedures. Customer’s written notification must specifically identify how the nonconforming Products vary or do not conform. Customer will make transportation arrangements pursuant to standard industry practice, and Novati will reimburse Customer for reasonable return expenses unless Novati in good faith contests the validity of Customer’s rejection. Customer’s sole and exclusive remedies for Products that fail to conform, unless Novati in good faith contests the validity of Customer’s rejection, shall be at Novati’s sole discretion:
(I) Novati will retain the non-conforming Products and will refund to Customer any amounts that Customer paid to Novati for such nonconforming Products; (2) Novati will rework the nonconforming Products once and will submit such reworked Products to Customer per the delivery dates agreed upon by the parties; or (3) Novati will replace the non-conforming Products; or (4) Customer accepts the wafers notwithstanding their nonconformity and pays Novati a mutually agreed upon percentage of the amount that Customer would have paid the Novati according to the order had such wafers conformed to the specifications. If the parties elect option two as a remedy and the Products do not meet specifications the second time they are delivered, Customer may reject and return them to Novati unless Novati in good faith contests the validity of Customer’s rejection. If not contested, upon receipt Novati will retain the Products and Novati will refund any money Customer has paid for the non-conforming Products or replace the Products, at Novati’s sole discretion.

16.New Product Introduction: Customer may request priority support for validation of a new Product on an existing Production Line or at Novati’s sole option, for Prototype Product or Engineering Sample Product. Customer acknowledges that this support shall be subject to non-reoccurring engineering charges and expedite fees as defined in this Agreement.

17.Limitation on Experimentation and Development Holds: Customer may not plan nor execute experiments, nor development holds on Product Lots started on the Production Line. At customer request, limited by Customer otherwise meeting the Minimum Product Volume Commit, Customer may request Novati to convert in its entirety a Product Lot to development status. All previously completed steps as well as any yet to be completed steps will be invoiced to the Novati standard development terms defined in this Agreement or other applicable agreements between Customer and Novati. Any experimentation or development holds done on Product Lots by Customer without prior authorized by Novati will be subject, at Novati’s sole discretion, to conversion to development status with the consequences noted above.

18.Limitations on Problem Lot Issues: If a Customer’s Product Lot on a Production Line goes on Problem Lot hold three times as defined in Novati’s standard operating procedure, after the 3rd hold, the Product Lot, at Novati sole option, may be scrapped at Novati’s sole expense.

19.CHANGE PROCEDURES

19.1.Novati Requested Change Procedure: Where Novati wishes to make a change to the Production Line (a “Process Change”) which potentially impacts form, fit, or function, Novati shall issue a process change notice (PCN), which PCN shall include sufficient details regarding the nature of the proposed change, the reason for the proposed change, details regarding its implementation, the impact of the change (including but not limited to scheduling and Fees) on any contractual commitment or releases, and the proposed implementation date of the engineering change.

19.2.Promptly after issuing the foregoing PCN, Novati shall, at its expense, provide Customer with a mutually agreed number of evaluation samples of the affected Product and other information requested by Customer to enable Customer to evaluate the change. Customer may, acting in its reasonable discretion, reject any Process Change Notification and shalt notify Novati in writing of such rejection within thirty (30) days of time from its receipt of such Product samples and other information. While Customer is considering a Process Change or if Customer rejects a Process Change, Novati shall continue to manufacture and supply the Product, in accordance with the terms of this Agreement, without the requested Process Change, however Novati may refuse to accept additional Product orders beyond the existing order at the time Novati delivers the PCN to Customer. Where Customer provides its written approval of the Process Change, Novati shall implement the change on a mutually agreed schedule.

20.Customer Requested Changes: Customer may, at Customer’s expense, by written notice to Novati, amend Customer drawings or designs, Production Line details or the Specifications, at any time prior to the manufacture of the affected Products and provided Customer pays to Novati any reasonable non-recurring charges, if any, and/or revised Fees for such Products, as mutually agreed by the parties in writing, Novati shall implement such amendment within a period of time as mutually agreed by the parties upon validation through a Production Release Plan if necessary.

21.Additional Indemnity of Novati by Customer: Since the Products that are provided by Novati to Customer will by their nature, be further processed, transformed, tested, and integrated into Customer’s products without the involvement or control of Novati, it is expressly agreed that Customer shall indemnify, defend, and held Novati harmless from all third party claims of death, personal injury, costs, or damages of any description, irrespective of any theory of liability including but not limited to negligence, strict or products liability, and whether or not third parties are customers of Customer, where such claims arise out of or are related to the Products provided to Customer by Novati pursuant to this Agreement. This indemnity is in addition to and is not in lieu of any other indemnity obligations in this Agreement and this indemnity shall be excluded from and not be subject to any limitation or cap on liability that may be elsewhere in this Agreement. The parties agree that this contractual indemnity shall apply notwithstanding any liability legally attributable to Novati and that this indemnity is intended to extend to all third party claims of any kind or character, whether fixed or contingent, known or unknown. The parties agree that this indemnity shall survive the completion, expiration and/or termination of the Agreement. The parties acknowledge that this indemnity was an essential element in this Agreement and that in the absence of this indemnity the pricing and other terms set forth in this Agreement would be substantially different.

22.Quality & Quality Assurance: Novati shall use commercially reasonable effort to manufacture the Products in accordance with the then-current, written manufacturing specifications, Novati’s then-current Global Quality Management procedure, and any other mutually agreed quality requirements including, without limitation those in the FMEA.

23.CAR: Where a non-conformance is identified, Customer may issue a corrective action requests (“CAR”) to Novati. Novati shall notify Customer as soon as non-conformance identified in a CAR is corrected. Customer will use a CAR process to notify Novati of defective Products (i.e., those not conforming to applicable specifications) or degradation of established quality requirements. Novati will initiate appropriate actions to minimize the possibility that additional defective Products will be delivered to Customer. Within a commercially reasonable amount of time of CAR notification, Novati will notify Customer in writing of its initial analysis on the cause for the defect and the interim actions being taken to continue delivery of defect-free Products conforming to applicable specifications while analysis continues to determine root cause and a final corrective action plan. Novati will deliver a formal written response to the CAR (or a request for an extension) to Customer within 30 (thirty) business days after notice of the CAR from Customer. CAR responses must include (a) a root cause or methodology to arrive at root cause, (b) a containment plan, (c) a corrective action implementation date, and (d) any follow-on preventive action plans. Upon Customer’s request, Novati will use commercially reasonable efforts to provide such additional support as needed to achieve full corrective action. All costs incurred for such additional support and other correction action shall be borne by Novati provided that the defect is one for which Novati is responsible under the warranty terms under Section 1L The above remedy will be in addition to any other rights and remedies Customer may have under this Agreement.

24.Production Line Control: Novati will manage the control of the Product on the Production Line used for Customer’s Product as defined in Novati standard operating procedures.

25.Data Retention: Product traceability information will be retained by Novati per Novati’s record retention policy but is at a minimum for 2 years.

26.Attachments:

The Schedule includes the following attachments which are incorporated by this reference: the initial FMEA, the SPC controls, the measurement plan, and the full customer process flow with agreed to performance specifications. [NOTE: This Schedule and the attachments are to be added to an existing Customer MSA by formal written amendment.]

AMENDMENT 21
This Amendment 21, (“Amendment”), dated March 31, 2017 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, LLC (“Novati”), and BioNano Genomics (“Customer”)• The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language, Accordingly, the parties agree to the following:

1) Both parties agree to extend the expiration date of the Amendment 19 and the End Date of the Exhibit A, Commercial Quotation — Development Services from March 31, 2017 to March 31, 2018.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

None.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Novati Technologies, Inc.

Signature:    /s/ John R. Behnke
Printed Name:    John R. Behnke
Title:    CEO and President
Date:    4-26-2017

Customer:    BioNano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    CEO
Date:    April 25, 2017

AMENDMENT 22
This Amendment 22, (“Amendment”), dated March 31, 2018 (“Effective Date”) is to the Master Services Agreement dated March 2, 2009 (“Agreement”) between Novati Technologies, LLC (“Formerly Novati, now Skorpios”), and BioNano Genomics (“Customer”)• The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language, Accordingly, the parties agree to the following:

1) Both parties agree to extend the expiration date of the Amendment 19 and the End Date of the Exhibit A, Commercial Quotation — Development Services from March 31, 2018 to the earlier of March 31, 2019 or the execution of a […***…] between the parties for […***…].

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or as otherwise set forth in this Amendment, the Agreement shall continue unchanged and in full force and effect in accordance with its terms.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

None.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

Skorpios Technologies, Inc. (f/k/a Novati Technologies, LLC)

Signature:    /s/ John Hamma
Printed Name:    John Hamma
Title:    SVP Foundry Services
Date:    March 31, 2018

Customer:    Bionano Genomics

Signature:    /s/ Erik Holmlin
Printed Name:    Erik Holmlin
Title:    CEO
Date:    March 31, 2018